                                                                  EXHIBIT 10.107
_____________________________________________________________________________


                      SUBORDINATED NOTE PURCHASE AGREEMENT

                         Dated as of September 30, 1997

                                     among

                           RAMSAY HEALTH CARE, INC.,
                                   as Issuer

                                      and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      and
                       PAUL RAMSAY HOLDINGS PTY. LIMITED,
                                 as Purchasers


_____________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------


                                   ARTICLE 1
                           AUTHORIZATION OF NOTES;
                          SALE AND PURCHASE OF NOTES
                          --------------------------

     SECTION 1.01    Authorization of Bridge Notes......................   1
                     -----------------------------
     SECTION 1.02    Sale and Purchase of Bridge Notes..................   2
                     ----------------------------------
     SECTION 1.03    Use of Proceeds....................................   2
                     ----------------
     SECTION 1.04    Investment Representations.........................   3
                     --------------------------

                                   ARTICLE 2
                           TERMS OF THE BRIDGE NOTES
                           -------------------------

     SECTION 2.01    Interest...........................................  3
                     --------
     SECTION 2.02    Principal and Interest Payments....................  3
                     --------------------------------
     SECTION 2.03    Optional Prepayments...............................  4
                     ---------------------
     SECTION 2.04    Mandatory Prepayments..............................  4
                     ----------------------
     SECTION 2.05    Payments, Interest Rate Computations,
                     -------------------------------------
                     Other Computations, etc............................  4
                     -----------------------
     SECTION 2.06    Proration of Payments..............................  5
                     ---------------------
     SECTION 2.07    Savings Clause.....................................  6
                     ---------------


                                   ARTICLE 3
                         CONTINGENT PAYMENT OBLIGATION
                         -----------------------------

     SECTION 3.01    Contingent Payment Obligation...................... 6
                     -----------------------------
     SECTION 3.02    Notice of Exit Event............................... 7
                     --------------------
     SECTION 3.03    Determination of Contingent Payment Amount......... 7
                     ------------------------------------------
     SECTION 3.04    Payment of Contingent Payment Amount............... 8
                     ------------------------------------
     SECTION 3.05    Notices............................................ 8
                     -------


                                   ARTICLE 4
                             CONDITIONS TO CLOSING
                             ---------------------

     SECTION 4.01    This Agreement; Bridge Note Documents..............  9
                     -------------------------------------
     SECTION 4.02    Approvals..........................................  9
                     ---------
     SECTION 4.03    Payment of Fees....................................  9
                     ---------------
     SECTION 4.04    Consummation of Related Transactions...............  9
                     ------------------------------------
     SECTION 4.05    Representations and Warranties True and Correct....  9
                     -----------------------------------------------

     SECTION 4.06    No Material Adverse Event.........................   9
                     -------------------------
     SECTION 4.07    No Default or Event of Default....................   9
                     ------------------------------


                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     SECTION 5.01    Corporate Existence; Compliance with Law..........  10
                     ----------------------------------------
     SECTION 5.02    Corporate Power; Authorization; Enforceable
                     -------------------------------------------
                      Obligations......................................  10
                     ------------
     SECTION 5.03    Financial Statements..............................  11
                     --------------------
     SECTION 5.04    Material Adverse Events...........................  11
                     -----------------------
     SECTION 5.05    Ownership of Property; Liens......................  11
                     ----------------------------
     SECTION 5.06    Restrictions; No Default; Material Contracts......  11
                     --------------------------------------------
     SECTION 5.07    Labor Matters.....................................  11
                     -------------
     SECTION 5.08    Ventures, Subsidiaries and Affiliates;
                     --------------------------------------
                     Outstanding Stock and Indebtedness................  12
                     ----------------------------------
     SECTION 5.09    Government Regulation.............................  12
                     ---------------------
     SECTION 5.10    Margin Regulations................................  12
                     ------------------
     SECTION 5.11    Taxes.............................................  12
                     -----
     SECTION 5.12    ERISA.............................................  13
                     -----
     SECTION 5.13    No Litigation.....................................  14
                     -------------
     SECTION 5.14    Brokers...........................................  14
                     -------
     SECTION 5.15    Patents, Trademarks, Copyrights and Licenses......  15
                     --------------------------------------------
     SECTION 5.16    Full Disclosure...................................  15
                     ---------------
     SECTION 5.17    Environmental Matters.............................  15
                     ---------------------
     SECTION 5.18    Insurance Policies................................  16
                     ------------------
     SECTION 5.19    Solvency..........................................  16
                     --------
     SECTION 5.20    Licenses and Permits..............................  16
                     --------------------
     SECTION 5.21    Compliance with Law...............................  17
                     -------------------
     SECTION 5.22    Health Care Professionals.........................  17
                     -------------------------
     SECTION 5.23    Management Agreements.............................  17
                     ---------------------
     SECTION 5.24    Patient Referrals, Etc............................  17
                     -----------------------
     SECTION 5.25    Pending Revocations, Etc..........................  18
                     -------------------------
     SECTION 5.26    Investigations and Audits.........................  18
                     -------------------------
     SECTION 5.27    Payment Adjustments...............................  18
                     -------------------
     SECTION 5.28    Certain Agreements................................  19
                     ------------------
     SECTION 5.29    Related Transaction Documents.....................  19
                     -----------------------------
     SECTION 5.30    Authorized and Outstanding Shares of Capital Stock  19
                     ---------------------------------------------------

                                   ARTICLE 6
                             AFFIRMATIVE COVENANTS
                             ---------------------

     SECTION 6.01    Reports and Notices...............................  20
                     -------------------
     SECTION 6.02    Maintenance of Existence and Conduct of Business..  20
                     ------------------------------------------------
     SECTION 6.03    Payment of Charges and Claims.....................  20
                     -----------------------------
     SECTION 6.04    Books and Records.................................  20
                     -----------------
     SECTION 6.05    Litigation........................................  20
                     ----------
     SECTION 6.06    Insurance.........................................  21
                     ---------
     SECTION 6.07    Compliance with Laws..............................  21
                     --------------------
     SECTION 6.08    Environmental Matters.............................  21
                     ---------------------
     SECTION 6.09    Application of Proceeds...........................  21
                     -----------------------
     SECTION 6.10    Fiscal Year.......................................  21
                     -----------
     SECTION 6.11    Redemption of Bonds...............................  21
                     -------------------
     SECTION 6.12    Permits, Etc......................................  22
                     -------------
     SECTION 6.13    Further Assurances................................  22
                     ------------------


                                   ARTICLE 7
                              NEGATIVE COVENANTS

SECTION 7.01         Acquisitions......................................  22
                     ------------
SECTION 7.02         Mergers, Etc......................................  24
                     ------------
SECTION 7.03         Investments.......................................  25
                     -----------
SECTION 7.04         Indebtedness......................................  25
                     ------------
SECTION 7.05         Affiliate and Employee Loans and Transactions.....  25
                     ---------------------------------------------
SECTION 7.06         Liens.............................................  26
                     -----
SECTION 7.07         Sale of Stock and Assets..........................  27
                     ------------------------
SECTION 7.08         Material Contracts................................  27
                     ------------------
SECTION 7.09         ERISA.............................................  27
                     -----
SECTION 7.10         Financial Covenants...............................  27
                     -------------------
SECTION 7.11         Sale Lease-backs..................................  28
                     ----------------
SECTION 7.12         Restricted Payments...............................  28
                     -------------------
SECTION 7.13         Margin Regulations................................  28
                     ------------------
SECTION 7.14         Limitation on Dividend Restrictions, Etc..........  28
                     ----------------------------------------
SECTION 7.15         Accounting Changes................................  29
                     ------------------
SECTION 7.16         Changes Relating to Senior Indebtedness...........  29
                     ---------------------------------------

                                   ARTICLE 8
                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES
                    --------------------------------------

SECTION 8.01         Events of Default.................................  29
                     -----------------
SECTION 8.02         Remedies..........................................  31
                     ---------
SECTION 8.03         Waivers by the Company............................  31
                     ----------------------


                                   ARTICLE 9
                           SUBORDINATION PROVISIONS
                           -------------------------

     SECTION 9.01    Subordination.....................................  32
                     --------------
     SECTION 9.02    Subordination Upon Default in Senior Indebtedness.  32
                     -------------------------------------------------
     SECTION 9.03    Subordination Upon Bankruptcy, Etc................  33
                     -----------------------------------
     SECTION 9.04    No Suspension of Remedies.........................  34
                     --------------------------
     SECTION 9.05    Payments and Distributions Received...............  34
                     ------------------------------------
     SECTION 9.06    Subrogation.......................................  35
                     ------------
     SECTION 9.07    Relative Rights...................................  35
                     ----------------
     SECTION 9.08    Subordination May Not Be Impaired by the Company..  35
                     -------------------------------------------------
     SECTION 9.09    Section Not to Prevent Events of Default..........  35
                     ----------------------------------------
     SECTION 9.10    Holders of Bridge Note Obligations Entitled to
                     ----------------------------------------------
                     Assume Payments Not Prohibited in Absence
                     -----------------------------------------
                      of Notice........................................  36
                      ---------
     SECTION 9.11    Amendments to Documents...........................  36
                     ------------------------
     SECTION 9.12    Waivers...........................................  37
                     --------
     SECTION 9.13    Agreement Not to Contest Liens....................  37
                     ------------------------------
     SECTION 9.14    Reinstatement.....................................  37
                     --------------


                                  ARTICLE 10
                      DEFINITIONS; RULES OF CONSTRUCTION
                      ----------------------------------

     SECTION 10.01    Terms Defined in the Senior Credit Agreement.....  38
                      --------------------------------------------
     SECTION 10.02    Other Defined Terms..............................  38
                      -------------------
     SECTION 10.03    Certain Matters of Construction..................  45
                      -------------------------------


                                  ARTICLE 11
             REGISTRATION; EXCHANGE; SUBSTITUTION OF BRIDGE NOTES
             ----------------------------------------------------

     SECTION 11.01    Registration of Bridge Notes.....................  46
                      ----------------------------
     SECTION 11.02    Transfers........................................  46
                      ---------
     SECTION 11.03    Transfer and Exchange of Bridge Notes............  46
                      --------------------------------------
     SECTION 11.04    Replacement of Bridge Notes......................  47
                      ---------------------------

                                  ARTICLE 12
                                 MISCELLANEOUS
                                 -------------

     SECTION 12.01    Complete Agreement...............................  47
                      -------------------
     SECTION 12.02    Amendments and Waivers...........................  47
                      -----------------------
     SECTION 12.03    Fees and Expenses; Taxes.........................  48
                      ------------------------
     SECTION 12.04    No Waiver........................................  49
                      ----------
     SECTION 12.05    Remedies.........................................  50
                      ---------
     SECTION 12.06    Severability.....................................  50
                      -------------
     SECTION 12.07    Conflict of Terms................................  50
                      ------------------
     SECTION 12.09    Notices..........................................  51
                      --------
     SECTION 12.10    Section Titles...................................  53
                      ---------------
     SECTION 12.11    Counterparts.....................................  53
                      -------------
     SECTION 12.12    Time of the Essence..............................  53
                      --------------------
     SECTION 12.13    Publicity........................................  53
                      ----------
     SECTION 12.14    Confidentiality..................................  53
                      ----------------
     SECTION 12.15    GOVERNING LAW....................................  54
                      --------------
     SECTION 12.16    WAIVER OF JURY TRIAL.............................  54
                      ---------------------
     SECTION 12.17    Indemnification..................................  55
                      ----------------
     SECTION 12.18    Successors and Assigns...........................  55
                      -----------------------
     SECTION 12.19    Survival.........................................  56
                      ---------

                    INDEX OF ANNEXES, SCHEDULES AND EXHIBITS


Annex A         -   Schedule of Closing Documents
Annex B         -   Financial Statements, Projections and Notices
Annex C         -   Financial Covenants


Schedule 5.03   -   Financial Statements and Projections
Schedule 5.04   -   Contingent Liabilities; Restricted Payments
Schedule 5.07   -   Labor Matters
Schedule 5.08   -   Subsidiaries, Joint Ventures and Affiliates
Schedule 5.11   -   Tax Matters
Schedule 5.12   -   ERISA Plans
Schedule 5.13   -   Litigation
Schedule 5.17   -   Certain Environmental Matters
Schedule 5.30   -   Certain Options, Etc.
Schedule 7.03   -   Investments
Schedule 7.05   -   Transactions with Affiliates and Employees
Schedule 7.06   -   Liens


Exhibit A       -   Form of Series A Bridge Note
Exhibit B       -   Form of Series B Bridge Note
Exhibit C       -   Form of Opinion of the Company's Counsel

                      SUBORDINATED NOTE PURCHASE AGREEMENT



     THIS SUBORDINATED NOTE PURCHASE AGREEMENT ("Agreement") is entered into as
                                                 ---------
of September 30, 1997, by and among RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York
                  -------
corporation ("GE Capital"), and PAUL RAMSAY HOLDINGS PTY. LIMITED ACN 008 446
              ----------
151, an Australian corporation ("Ramsay Holdings"), (GE Capital and Ramsay
                                 ---------------
Holdings are hereinafter each individually referred to as a "Purchaser", and
                                                             ---------
collectively, as "Purchasers"), for the benefit of the parties and each other
                  ----------
Person that may hereafter become a registered holder of a Bridge Note (as hereinafter defined) in accordance with Article 11 below (Purchasers and any
                                        ----------
such holder, individually  a "Holder", and collectively, the "Holders").
                              ------                          -------


                                    RECITALS
                                    --------

     A. The Company desires to issue its Increasing Rate Senior Subordinated Bridge Notes due September 30, 2005 in the aggregate principal amount of $17,500,000, all on the terms and subject to the conditions contained herein;

     B. Purchasers are willing, on the terms and conditions set forth herein, to purchase such Bridge Notes on the date hereof; and

     C. The proceeds of such Bridge Notes will be used in the manner described in Section 1.03 below;
   ------------


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:


                                   ARTICLE 1
                            AUTHORIZATION OF NOTES;
                           SALE AND PURCHASE OF NOTES
                           --------------------------

     SECTION 1.01    Authorization of Bridge Notes.
                     -----------------------------

          (a) The Company has duly authorized the issuance and sale, on the terms and subject to the conditions set forth herein, of its Increasing Rate Senior Subordinated Bridge Notes due September 30, 2005 (the "Bridge Notes") in
                                                              ------------
the aggregate principal amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000), to be dated the date of issuance thereof, to mature on

September 30, 2005, and to bear interest on the unpaid balance thereof from the date thereof until the principal shall have been paid in full at the rates of interest set forth herein.

          (b) Fifteen Million Dollars ($15,000,000) in aggregate principal amount of such Bridge Notes shall be designated as Series A Bridge Notes and shall be substantially in the form of Exhibit A (the "Series A Bridge Notes")
                                      ---------       ---------------------
and Two Million Five Hundred Thousand Dollars ($2,500,000) in aggregate principal amount of such Bridge Notes shall be designated as Series B Bridge Notes and shall be substantially in the form of Exhibit B (the "Series B Bridge
                                                ---------       ---------------
Notes").  The Series A Bridge Notes alone will be entitled to the benefits of
-----
Article 3 hereof and to the priority of application of prepayments set forth in
---------
Section 2.05 but the Series A Bridge Notes and Series B Bridge Notes shall rank
------------
pari passu and otherwise be identical in all respects.
---- -----

          (c) The Bridge Notes shall rank pari passu with all other Indebtedness
                                          ---- -----
of the Company other than Senior Indebtedness. The term "Bridge Notes" as used herein shall mean and include each Bridge Note delivered pursuant to any provisions of this Agreement, and each Bridge Note delivered in substitution, amendment, modification, extension or exchange for any such Bridge Note pursuant to any such provision of this Agreement.

     SECTION 1.02 Sale and Purchase of Bridge Notes.
                  ---------------------------------

          (a) The Company agrees to sell to GE Capital and, on the terms and subject to the conditions of this Agreement, GE Capital agrees to purchase from the Company, all of the Series A Bridge Notes, at a purchase price equal to 100% of the principal amount thereof.

          (b) The Company agrees to sell to Ramsay Holdings and, on the terms and subject to the conditions of this Agreement, Ramsay Holdings agrees to purchase from the Company, all of the Series B Bridge Notes, at a purchase price equal to 100% of the principal amount thereof.

          (c) The sale and purchase of the Bridge Notes (the "Closing") will
                                                              -------
occur at the offices of King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303 at 10:00 A.M., on the Closing Date. At the Closing, (i) the Company shall deliver to GE Capital all of the Series A Bridge Notes, against delivery by GE Capital to the Company of immediately available funds in an amount equal to the aggregate principal amount of the Series A Bridge Notes, and (ii) the Company shall deliver to Ramsay Holdings all of the Series B Bridge Notes, against delivery by Ramsay Holdings of immediately available funds in an amount equal to the aggregate principal amount of the Series B Bridge Notes, with each such delivery to be in the manner set forth in written instructions provided by the Company to each Purchaser at least one Business Day prior to the Closing Date.

     SECTION 1.03 Use of Proceeds.  The proceeds from the sale of the Bridge
                  ---------------
Notes shall be used by the Company (i) to effect the Refinancing, and (ii) for the payment of costs and expenses of the transactions contemplated by this Agreement and the Related Transactions that are payable by the Company.

     SECTION 1.04  Investment Representations.  Each Purchaser and, by its
                   --------------------------
purchase of any Bridge Note hereafter, each other Holder represents and warrants that:

          (a) it is an "accredited investor," as that term is defined in Regulation D under the Securities Act, and has such knowledge, skill, sophistication and experience in business and financial matters, based on actual participation, that it is capable of evaluating the merits and risks of the purchase of Bridge Notes from the Company and the suitability thereof for such Purchaser;

          (b) it is acquiring its Bridge Note for its own account, for investment purposes and not with a view to the distribution thereof; provided,
                                                                     --------
however, that the foregoing representation and warranty shall not be construed
-------
as imposing any limitation on any Purchaser's or any other Holder's right to transfer any Bridge Note that is not otherwise expressly set forth in this Agreement or required under applicable law; and

          (c) it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Bridge Notes (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of the Bridge Notes), except in compliance with the Securities Act.


                                    ARTICLE 2
                           TERMS OF THE BRIDGE NOTES
                           -------------------------

     SECTION 2.01 Interest.
                  --------

          (a) Interest on the outstanding principal amount of the Bridge Notes shall accrue and be payable at a rate per annum equal to (i) eleven percent (11%) from the Closing Date to and including December 31, 1997, (ii) eleven and one-half percent (11-1/2%) from January 1, 1998 to and including March 31, 1998,
(iii) twelve percent (12%) from April 1, 1998 to and including June 30, 1998,
(iv) twelve and one-half percent (12-1/2%) from July 1, 1998 to and including September 30, 1998, and (v) thirteen percent (13%) per annum at all times from and after October 1, 1998.

          (b) If an Event of Default shall have occurred and be continuing, the Required Holders may, by written notice to the Company, increase each of the interest rates specified in paragraph (a) to the Default Rate, effective as of the initial date of such Event of Default and continuing until the date on which such Event of Default is waived or cured; provided, however, that, upon the
                                          --------  -------
occurrence of an Event of Default specified in Sections 8.01(g), (h) or (i), the
                                               ----------------  ---    ---
interest rates specified in paragraph (a) shall automatically increase to the Default Rate.

     SECTION 2.02 Principal and Interest Payments.
                  -------------------------------

          (a) If not sooner paid, the entire principal amount of the Bridge Notes shall be due and payable in full on the Stated Maturity Date.

          (b) Accrued interest on the Bridge Notes shall be payable, without duplication, (i) in arrears for the preceding three-month period, on the first Business Day of each March, June, September and December hereafter, commencing December 1, 1997, (ii) on the Maturity Date, (iii) with respect to any portion of the Bridge Notes prepaid or repaid pursuant to Section 2.04, on the date such
                                                  ------------
prepayment or repayment is due and, in the case of a voluntary prepayment, on the date set forth in any notice required for such prepayment; (iv) on the date of acceleration of the Bridge Notes pursuant to Section 8.02; and (v) in the
                                                ------------
case of  interest accruing at the Default Rate, upon demand.

     SECTION 2.03 Optional Prepayments.  Prior to the Stated Maturity Date, the
                  --------------------
Company may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of the Bridge Notes;

provided, however, that (i) all such voluntary prepayments shall require at
--------  -------
least three (3) Business Days' prior written notice to the Holders, (ii) all such voluntary prepayments shall be in a minimum amount of $1,000,000 (subject to the Company's right to prepay in full the entire unpaid principal amount of the Bridge Notes), (iii) all such prepayments shall be applied in accordance with the provisions of Section 2.05, and (iv) concurrently with such prepayment
                       ------------
the Company shall pay to the Holders (x) all accrued but unpaid interest on the amount prepaid, (y) in the case of a prepayment in full, any Contingent Payment amount then due and payable in respect of the Series A Bridge Notes pursuant to

Article 3 hereof, and (z) if paid on or after September 30, 1998 but before
---------
September 30, 2004, but not otherwise, a Prepayment Premium in the amount specified in the definition thereof.

     SECTION 2.04 Mandatory Prepayments.  Prior to the Stated Maturity Date, the
                  ---------------------
Company shall:

          (a) prepay the entire outstanding principal amount of the Bridge Notes concurrently with the receipt by the Company of the proceeds of issuance of the Senior Subordinated Notes; and

          (b) subject to any restrictions imposed by the Senior Credit Documents, at the option of the Required Holders, prepay the entire outstanding principal amount of the Bridge Notes upon the occurrence of a Change of Control or a Sale of the Company;

in each case together with (x) accrued but unpaid interest on the amount prepaid, (y) in the case of a prepayment in full, any Contingent Payment Amount then due and payable in respect of the Series A Bridge Notes pursuant to Article
                                                                         -------
3 hereof and (z) if paid on or after September 30, 1998 but before September 30,
-
2004, but not otherwise, a Prepayment Premium in the amount specified herein.


     SECTION 2.05 Payments, Interest Rate Computations, Other Computations, etc.
                  -------------------------------------------------------------
All payments by the Company of the principal amount of the Bridge Notes pursuant to Section 2.02 and all regularly scheduled payments of interest on the Bridge
   ------------
Notes pursuant to Section 2.01 shall be made by the Company to the Holders pro
                  ------------                                             ---
rata according to the unpaid principal amounts of their respective Bridge Notes.
----
All prepayments by the Company of the principal amount of the Bridge Notes pursuant to Section 2.03 and 2.04, together with interest on the amount prepaid
            ------------     ----
and any

Prepayment Premium payable in connection therewith, shall be payable first to the Holders of Series A Bridge Notes until all of the Series A Bridge Notes are paid in full, pro rata as among such Holders, and second to the Holders of
              --------
Series B Bridge Notes, pro rata as among such Holders until all of the Series B
                       --------
Bridge Notes are paid in full. All other amounts payable to any Holder under this Agreement or any other Bridge Note Document, including, without limitation, the Contingent Payment Amount payable to the Holders of Series A Bridge Notes, shall be paid to such Holder entitled thereto. All such payments required to be made to each Holder shall be made, without setoff, deduction or counterclaim, not later than 12:00 Noon (New York time) on the date due, in immediately available funds, to such account as each Holder shall specify from time to time by notice to the Company. Funds received after that time shall be deemed to have been received by the Holders on the following Business Day. All interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, with respect to payments of principal, such extension of time shall be included in the computation of accrued interest.

     SECTION 2.06 Proration of Payments.
                  ---------------------

          (a) Except as otherwise provided in Section 2.05, the Company shall
                                              ------------
not prepay or otherwise retire in whole or in part, or purchase or otherwise acquire, directly or indirectly, any Bridge Notes held by any Holder unless the Company shall have offered to prepay or otherwise retire, purchase or acquire, as the case may be, the same proportion of the aggregate principal amount of the Bridge Notes held by each other Holder at the time outstanding upon the same terms and conditions. Any Bridge Notes prepaid or otherwise retired, purchased or acquired by the Company or any of its Subsidiaries shall not be deemed to be outstanding for any purpose under this Agreement.

          (b) Except as otherwise provided in Section 2.05, if any Holder shall
                                              ------------
obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of principal of or interest on the Bridge Notes or other Bridge Note Obligations in excess of such Holder's pro
                                                                             ---
rata share of payments then or therewith obtained thereon by all Holders, such
----
Holder which has received in excess of its pro rata share shall purchase from
                                           --- ----
the other Holders such participations in the Bridge Notes or other Bridge Note Obligations held by them as shall be necessary to cause such purchaser to share the excess payment or other recovery ratably with each of them; provided,
                                                                --------
however, that if all or any portion of the excess payment or other recovery is
-------
thereafter recovered from such purchasing Holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Company agrees that any Holder so purchasing a participation from another Holder pursuant to this Section 2.06 (b) may, to the
                                                   ----------------
fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Holder were the direct creditor of the Company in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Holder receives a secured claim in lieu of a setoff to which this Section 2.06(b) applies, such Holder shall, to
                                  ---------------
the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Holders under this Section 2.06(b) to
                                                              ---------------
share in the benefits of any recovery on such secured claim.

     SECTION 2.07  Savings Clause.  Notwithstanding anything to the contrary set
                   --------------
forth in this Agreement, if, at any time until payment in full of all of the Bridge Note Obligations, any rate of interest payable hereunder (including, without limitation, any amounts payable to the Series A Holders pursuant to

Article 3 hereof that are treated as interest under applicable law) exceeds the
---------
highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the

"Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful
--------------------
Rate would be so exceeded, such rate of interest shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter any rate of interest
             --------
payable hereunder is less than the Maximum Lawful Rate, the Company shall continue to pay interest to the Holders hereunder at the Maximum Lawful Rate until such time as the total interest received by the Holders hereunder is equal to the total interest which the Holders would have received had the interest rate or rates payable hereunder been (but for the operation of this Section
                                                                    -------
2.07) the interest rate or rates payable since the date of incurrence of the Bridge Note Obligations as otherwise provided in this Agreement. Thereafter, the interest rate or rates payable hereunder shall be the rate or rates of interest provided in Section 2.01 unless and until any rate of interest again
                     ------------
exceeds the Maximum Lawful Rate, in which event this Section 2.07 shall again
                                                     ------------
apply. In no event shall the total interest received by the Holders pursuant to the terms hereof exceed the amount which the Holders could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this Section 2.07, (x) if required by applicable law, such interest
                 ------------
shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made, and (y) if permitted by applicable law, the Company shall (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, pro rate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Bridge Note Obligations so that interest for the entire term of this Agreement does not exceed the Maximum Lawful Rate. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 2.07, shall make a final
                                       ------------
determination that the Company has received interest hereunder in excess of the Maximum Lawful Rate, the Company shall, to the extent permitted by applicable law, promptly apply such excess first to any lawful interest due and not yet paid hereunder, then to the outstanding principal of the Bridge Note Obligations, then to any other unpaid Bridge Note Obligations, and thereafter shall refund any excess to the Company or as a court of competent jurisdiction may otherwise order.


                                    ARTICLE 3
                         CONTINGENT PAYMENT OBLIGATION
                         -----------------------------

     SECTION 3.01 Contingent Payment Obligation.  In the event that the Series A
                  -----------------------------
Bridge Notes have not been repaid in full on or before March 30, 1998, then, in addition to interest payable at the rates specified in Section 2.01 hereof, the
                                                       ------------
Company shall pay to the Holders of the Series A Bridge Notes, concurrently with the Exit Event, an amount (the "Contingent Payment Amount") equal to either (a)
                                -------------------------
if the Series A Bridge Notes have not been repaid in full on or before March 30, 1998, but are repaid in full on or before September 30, 1998, nine percent (9%) of the excess, if any, of (i) the product of (x) the number of Outstanding Shares of Common Stock as of the Determination Date,
multiplied by (y) the Current Market Price per Share of Common Stock as of the
-------------
Determination Date, over (ii) the Base Amount; or (b) if the Series A Bridge
                    ----
Notes have not been repaid in full on or before September 30, 1998, fourteen percent (14%) of the product of (i) the number of Outstanding Shares of Common Stock as of the Determination Date, multiplied by (ii) the Current Market Price
                                    -------------
per Share of Common Stock as of the Determination Date. If Series A Bridge Notes are held by more than one Holder at such time, the Contingent Payment Amount shall be paid to the Holders of Series A Bridge Notes pro rata, based on
                                                             --------
the proportion that the principal amount of the Series A Bridge Note held by each such Holder bears to the aggregate principal amount of all Series A Bridge Notes.

     SECTION 3.02 Notice of Exit Event.  As soon as is reasonably practicable
                  --------------------
after the Company has knowledge that an Exit Event will or is reasonably likely to occur, but in no event later than the Determination Date with respect thereto, it shall provide written notice thereof (an "Exit Event Notice") to all
                                                      -----------------
of the Holders of the Series A Bridge Notes, setting forth the nature of the Exit Event and the actual or proposed date thereof. Promptly after giving an Exit Event Notice pursuant to this Section 3.02, the Company shall cause the
                                   ------------
Contingent Payment Amount to be determined on the basis set forth in Section
                                                                     -------
3.03, as soon as is reasonably practicable, but in any event within five
----
Business Days following the Determination Date.

     SECTION 3.03 Determination of Contingent Payment Amount.
                  ------------------------------------------

          (a) The determination of the Current Market Price per Share of Common Stock as of the Determination Date, the number of Outstanding Shares of Common Stock as of the Determination Date and the resulting Contingent Payment Amount shall be made by the firm of independent accountants of recognized national standing then retained by the Company, at the sole expense of the Company. Concurrently with the determination of the Contingent Payment Amount pursuant to this Section 3.03(a), but in any event within five Business Days following the
     ---------------
Determination Date, the Company shall provide written notice to each Series A Holder (a "Contingent Payment Amount Notice"), setting forth the Contingent
           --------------------------------
Payment Amount as so determined, and attaching thereto a schedule prepared by its independent public accountants showing in reasonable detail the calculation thereof.

          (b) The Required Series A Holders shall have the right to object to the Current Market Price per Share of Common Stock as of the Determination Date, the number of Outstanding Shares of Common Stock as of the Determination Date or the Contingent Payment Amount as so determined and set forth in the Contingent Payment Amount Notice (including, without limitation, any determination of the Current Market Price per Share of Common Stock made pursuant to the second sentence of the definition thereof), by giving written notice (an "Objection
                                                                   ---------
Notice") to the Company specifying the nature of their objection, within three
------
Business Days following receipt of the Contingent Payment Amount Notice pursuant to paragraph (a) hereof and, unless such objection is resolved by agreement of the Company and the Required Series A Holders on or before the Exit Date, the Company and the Required Series A Holders shall each have the right to subject the disputed determination to separate firms of independent accountants of recognized national standing (or, in the case of a determination of the Current Market Price per Share of Common Stock made by an independent brokerage firm, to separate independent brokerage firms) for a joint resolution of such objection (neither of which shall be the firm of independent accountants regularly retained by the Company or the independent brokerage firm determining the Current Market Price per Share of Common Stock pursuant to the second sentence of the definition thereof). If such firms cannot jointly resolve such objection, then, unless otherwise directed by agreement of the Company and the Required Series A Holders, such firms shall choose another firm of independent accountants of recognized national standing, which firm shall resolve such objection. In such case, the Current Market Price per Share of Common Stock as of the Determination Date, the number of Outstanding Shares as of the Determination Date and the Contingent Payment Amount so determined shall be conclusive and binding on the Company, all of the Holders of Series A Bridge Notes and all Persons claiming under or through any of them.

          (c) In the event that an Objection Notice is given pursuant to paragraph (b), the cost of the independent accountants selected by the Company shall be borne solely by the Company, the cost of the independent accountants selected by the Required Series A Holders shall be borne solely by the Required Series A Holders, and the cost of any independent accountants chosen by the Company's and the Required Series A Holders' independent accountants to resolve any objection shall be borne one-half each by the Required Series A Holders and the Company.

     SECTION 3.04 Payment of Contingent Payment Amount.  On the date of and
                  ------------------------------------
concurrently with the Exit Event, the Company shall pay to each Holder of Series A Bridge Notes the ratable portion of the Contingent Payment Amount payable to such Holder, at the option of the Company, by (i) wire transfer to an account in a bank located in the United States designated by such Holder for such purpose or (ii) delivery to such Holder of that number of fully paid and non-assessable shares of Common Stock, duly registered under the Securities Act (if such registration is required to sell such shares to the public) and listed on the securities exchange on which the Common Stock is then listed or, if not so listed, listed on the NASDAQ automated quotation system, and having a value that is most nearly equal to the Contingent Payment Amount, or ratable portion thereof payable to such Holder, based on the Current Market Value per Share of Common Stock as of the Determination Date together with either (x) an amount of cash equal to the aggregate par value of such Common Stock, which shall be used by such Holder to pay to the Company such amount (not to exceed the par value of such Common Stock) as shall, in the written opinion of counsel to the Company, be necessary so that such Common Stock will be fully paid and non-assessable, or
(y) a written opinion of counsel to the Company to the effect that such Common Stock will be fully paid and non-assessable as issued, without the payment by the Holder to the Company of an amount equal to the par value of such Common Stock as of the time of issuance; provided, however, that if the Company is then
                                  --------  -------
prohibited by the terms of the Senor Credit Agreement from paying the Contingent Payment Amount in cash pursuant to clause (i), the Company shall pay it by delivering shares of Common Stock, together with any cash payable pursuant to clause (ii).

     SECTION 3.05 Notices.  Each Exit Event Notice, Contingent Payment Amount
                  -------
Notice and Objection Notice given pursuant to this Article 3 shall be given by
                                                   ---------
telecopier, with a copy thereof by hand delivery or by reputable overnight courier, and otherwise in compliance with Section 12.09.
                                          -------------

                                 ARTICLE 4
                             CONDITIONS TO CLOSING
                             ---------------------

     The obligations of Purchasers to purchase the Bridge Notes on the Closing Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article 4:
                                       ---------

     SECTION 4.01 This Agreement; Bridge Note Documents.  This Agreement or
                  -------------------------------------
counterparts hereof shall have been duly executed by, and delivered to, the Company and Purchasers; and Purchasers shall have received such documents, instruments, agreements and legal opinions as Purchasers shall reasonably request in connection with the transactions contemplated by this Agreement and the other Bridge Note Documents, including all those listed in the Schedule of Closing Documents attached hereto as Annex A, each in form and substance
                                     -------
satisfactory to Purchasers.

     SECTION 4.02 Approvals.  Purchasers shall have received (i) satisfactory
                  ---------
evidence that the Company has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Bridge Note Documents and the consummation of the Related Transactions or (ii) an officer's certificate in form and substance reasonably satisfactory to Purchasers affirming that no such consents or approvals are required.

     SECTION 4.03 Payment of Fees.  The Company shall have paid to GE Capital
                  ---------------
the fees required to be paid on the Closing Date in the respective amounts specified in the GE Capital Fee Letter, and shall have reimbursed GE Capital for all reasonable legal fees and all other out-of-pocket costs and expenses of closing presented as of the Closing Date.

     SECTION 4.04 Consummation of Related Transactions.  Purchasers shall have
                  ------------------------------------
received fully executed copies of the Senior Credit Agreement, the Preferred Stock Purchase Agreement and each of the other Related Transaction Documents, each of which shall be in form and substance satisfactory to Purchasers and their counsel, all conditions precedent to the obligations of the Senior Lenders to make extensions of credit under the Senior Credit Agreement shall have been satisfied or waived and the Related Transactions shall have been consummated in accordance with the terms of the Related Transaction Documents.

     SECTION 4.05 Representations and Warranties True and Correct.  No
                  -----------------------------------------------
representation or warranty by the Company contained herein or in any of the other Bridge Note Documents shall be untrue or incorrect.

     SECTION 4.06 No Material Adverse Event.  No Material Adverse Event shall
                  -------------------------
have occurred since the Audit Date.

     SECTION 4.07 No Default or Event of Default.  No Default or Event of
                  ------------------------------
Default shall have occurred and be continuing or would result after giving effect to the consummation of the transactions contemplated hereby.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     To induce Purchasers to enter into this Agreement, the Company represents and warrants to each Purchaser and each other Holder of any Bridge Note that, as of the Closing Date:

     SECTION 5.01 Corporate Existence; Compliance with Law.  The Company and
                  ----------------------------------------
each of its Subsidiaries: (a) is a corporation duly organized or, in the case of certain of its Subsidiaries, a partnership or a limited liability company duly formed; (b) is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; (c) is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification except where a failure to be so qualified and in good standing is not a Material Adverse Event; (d) has the requisite corporate, partnership or limited liability company power and authority, as the case may be, and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; and (d) is in compliance with its articles or certificate of incorporation and bylaws, its partnership agreement or limited liability company operating agreement, as the case may be.

     SECTION 5.02 Corporate Power; Authorization; Enforceable Obligations.  The
                  -------------------------------------------------------
execution, delivery and performance by the Company of this Agreement and the other Bridge Note Documents: (a) are within the Company's corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of the Company's certificate of incorporation or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any such Subsidiary or any of their respective property is bound, including, without limitation, the Related Transaction Documents or any other agreement, document or instrument relating to Senior Indebtedness; (f) do not result in the creation or imposition of any Lien upon any of the Property of the Company or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those consents and approvals referred to in Section 4.02, all of which have been duly obtained,
               ------------
made or complied with and are in full force and effect. Each of the Bridge Note Documents has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability of such Bridge Note Document may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general.

     SECTION 5.03  Financial Statements.  The Company has delivered to
                   --------------------
Purchasers the Financial Statements identified in Schedule 5.03, and each of
                                                  -------------
such Financial Statements complies with the description thereof contained in

Schedule 5.03.
-------------

     SECTION 5.04 Material Adverse Events.  Except as set forth in Schedule
                  -----------------------                          --------
5.04, the Company and its Subsidiaries have no material obligations, material contingent liabilities, or material liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the Financial Statements identified in Schedule 5.03. Except as otherwise permitted
                                   -------------
hereunder or as set forth in Schedule 5.04, no Restricted Payment has been made
                             -------------
since the Audit Date, and no shares of Stock of the Company have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by the Company or any of its Subsidiaries. Since the Audit Date, no Material Adverse Event has occurred and is continuing.

     SECTION 5.05 Ownership of Property; Liens.  The Company and each of its
                  ----------------------------
Subsidiaries holds (a) good and insurable fee simple title to all Real Property owned by it, subject only to Permitted Encumbrances of the types described in paragraphs (a) and (i) of the definition thereof, (b) valid and insurable leasehold interests in all Leases to which it is a party, subject only to Permitted Encumbrances of the types described in paragraphs (a) and (i) of the definition thereof, and (c) good and valid title to, or valid leasehold interests in, all of its other properties and assets, subject only to Permitted Liens. None of the properties and assets of the Company or any of the other Credit Parties are subject to any Liens, except Permitted Encumbrances, Liens set forth in Schedule 7.06 and the Lien in favor of the Senior Agent pursuant to
             -------------
the Senior Documents.

     SECTION 5.06 Restrictions; No Default; Material Contracts.  No contract,
                  --------------------------------------------
lease, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound or affected and no provision of any charter, corporate restriction, applicable law or governmental regulation would cause a Material Adverse Event. Neither the Company nor any of its Subsidiaries is in default and, to the Company's knowledge, no third party is in default, under or with respect to any Material Contract, except in each case to the extent that such default is not a Material Adverse Event. No Default or Event of Default has occurred and is continuing.

     SECTION 5.07 Labor Matters.  Except as set forth in Schedule 5.07, there
                  -------------                          -------------
are no strikes or other labor disputes against the Company or any of its Subsidiaries that are pending or, to the Company's knowledge, threatened that would be a Material Adverse Event. Hours worked by and payment made to employees of the Company or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters, except where such violations are not Material Adverse Events. All payments due from the Company or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the Company or such Subsidiary, except in each case to the extent that a failure to pay or accrue such payment is not a Material Adverse Event. Except as set forth in Schedule 5.07, neither the Company nor any of its Subsidiaries has any
   -------------
obligation under any collective bargaining agreement or any agreement providing for management services to be provided to the Company. Except as set forth on

Schedule 5.07, there is no organizing activity involving the
-------------

Company or any of its Subsidiaries pending or, to the Company's knowledge, threatened by any labor union or group of employees. Except as set forth in

Schedule 5.07, there are no representation proceedings pending or, to the
-------------
Company's knowledge, threatened with the National Labor Relations Board with respect to the Company or any of its Subsidiaries, and no labor organization or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition. Except as set forth on Schedule 5.07, there are no
                                               -------------
complaints or charges against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened to be filed with any fed eral, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its Subsidiaries, which if adversely determined would be a Material Adverse Event.

     SECTION 5.08 Ventures, Subsidiaries and Affiliates; Outstanding Stock and
                  ------------------------------------------------------------
Indebtedness. Except as set forth in Schedule 5.08, (a) the Company has no
------------                         -------------
Subsidiaries and is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person; (b) each Subsidiary of the Company is wholly-owned by the Company; and (c) there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Company or any of its Subsidiaries may be required to issue, sell or purchase any Stock or other equity security of a Subsidiary of the Company.

Schedule 5.08 lists all of the Subsidiaries of the Company that are Material
-------------
Subsidiaries.

     SECTION 5.09 Government Regulation.  The Company is not: (a)  an
                  ---------------------
"investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state regulatory statute that requires the approval of any Governmental Authority in order for the Company to incur Indebtedness, or to perform its obligations hereunder, or under any other Bridge Note Document.

     SECTION 5.10 Margin Regulations.  The Company is not engaged in the
                  ------------------
business of extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of the Bridge Notes will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. The Company will not take any action, or permit to be taken any action under its control, which might cause any Bridge Note Document or any document or instrument delivered pursuant hereto or thereto to violate any regulation of the Federal Reserve Board.

     SECTION 5.11 Taxes.  All federal, and all material state, local and
                  -----
foreign, tax returns, reports and statements, including information returns, required to be filed by the Company and its Subsidiaries, have been filed with the appropriate Governmental Authority and all material Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid; (ii) proper and accurate amounts have been withheld by the Company and each of its Subsidiaries from its employees for all periods in compliance in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities; (iii) Schedule 5.11 sets forth those taxable years for
                                -------------
which any of the tax returns of the Company or any of its Subsidiaries are currently being audited by the IRS or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit or otherwise currently outstanding; (iv) except as described in Schedule
                                                                      --------
5.11, neither the Company nor any of its Subsidiaries has executed or filed with
----
the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges; (v) neither the Company nor any of its Subsidiaries has agreed or been requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise; and (vi) except as described in Schedule 5.11, the Company has no obligation under any written tax
             -------------
sharing agreement.

     SECTION 5.12 ERISA.
                  -----

     (a) Schedule 5.12 lists all Plans maintained or contributed to by the
         -------------
Company and each of its Subsidiaries and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multi-employer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. IRS determination letters regarding the qualified status under IRC Section 401 of each such Qualified Plan have been received as of the dates listed in Schedule
                                                                      --------
5.12.  Each of the favorable determination letters considers the requirements of
----
the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986 and the Omnibus Budget Reconciliation Act of 1987. To the knowledge of the Company, the Qualified Plans as amended continue to qualify under Section 401 of the IRC, the trusts created thereunder continue to be exempt from tax under the provisions of IRC Section 501(a), and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Qualified Plan so amended has been submitted to the IRS for a determination letter as to the ongoing qualified status of the Plan under the IRC within the applicable IRC Section 401(b) remedial amendment period for the Tax Reform Act of 1986; and each such Plan shall be amended, including retroactive amendments, as required during such determination letter process to maintain the qualified status of such Plans. To the knowledge of the Company, each Plan is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including the filing of all reports required under the IRC or ERISA which are true and correct as of the date filed, and all required contributions and benefits have been paid in accordance with the provisions of each such Plan. Neither the Company, nor any of its Subsidiaries nor any ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by IRC Section 412 or Section 302 of ERISA. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the Company's most recent actuarial projections of liabilities does not exceed $500,000, and copies of such projections have been provided to Purchasers. The Company has no Pension Plans, other than Qualified Plans and the unfunded Pension Plans listed in Schedule 5.12, and the Company has not engaged in a
                        -------------
prohibited transaction, as defined in IRC Section 4975 or Section 406 of ERISA, in connection with any Plan which would subject the Company (after giving effect to any exemption) to a material tax on prohibited transactions imposed by IRC
Section 4975 or any other material liability.

     (b) Except as set forth in Schedule 5.12:  (i) no Title IV Plan has any
                                -------------
Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of the Company, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) to the Company's knowledge, any fiduciary with respect to any Plan or (z) the Company, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan; (iv) neither the Company, nor any of its Subsidiaries nor any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multi-employer Plan; (v) within the last five (5) years neither the Company, nor any of its Subsidiaries nor any ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) no Plan which is a Retiree Welfare Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by IRC Section 4980B or Part 6 of Title I of ERISA and at the sole expense of the participant or the beneficiary of the participant); (vii) the Company, each of its Subsidiaries and each ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of IRC
Section 4980B and the proposed or final regulations thereunder; and (viii) no liability under any Plan has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Rating Group and the equivalent by each other nationally recognized rating agency.

     SECTION 5.13    No Litigation.  Except as set forth in Schedule 5.13, no
                     -------------                          -------------
action, claim or proceeding is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators (a) which challenges the Company's right, power, or competence to enter into or perform any of its obligations under the Bridge Note Documents, or the validity or enforceability of any Bridge Note Document or any action taken thereunder, or (b) which has a reasonable risk of being determined adversely to the Company or any of its Subsidiaries and which, if so determined, would be a Material Adverse Event. To the knowledge of the Company, there does not exist a state of facts which is reasonably likely to give rise to such proceedings. Except as set forth in Schedule 5.13, there is
                                                       -------------
no litigation pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which seeks damages in excess of $500,000 or injunctive relief or alleges criminal misconduct on the part of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is a party to any consent decree.

     SECTION 5.14    Brokers.  No broker or finder acting on behalf of the
                     -------
Company or any of its Subsidiaries brought about the obtaining, making or closing of the transactions contemplated by this Agreement or of the Related Transactions and neither the Company nor any of its Subsidiaries has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     SECTION 5.15    Patents, Trademarks, Copyrights and Licenses.  The Company
                     --------------------------------------------
and each of its Subsidiaries own or have valid licenses for all patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to conduct its business. The Company and each of its Subsidiaries conduct business without infringement or claim of infringement of any such license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except in each case to the extent that such infringement or claim of infringement is not a Material Adverse Event. To the Company's knowledge, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of the Company or any of its Subsidiaries.

     SECTION 5.16    Full Disclosure.  No information contained in this
                     ---------------
Agreement, the other Bridge Note Documents, the Financial Statements or any written statement, notice, report or certificate furnished by or on behalf of the Company or any Affiliate thereof pursuant to the terms of this Agree ment or any other Bridge Note Document, which has previously been delivered to Purchasers, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. With respect to all business plans and other forecasts and projections furnished by or on behalf of the Company and made available to Purchasers relating to the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, (i) to the knowledge of the Company, no facts exist concerning the Company or any of its Subsidiaries which would result in any material change of any of such business plans, forecasts and projections,
(ii) such business plans, forecasts and projections are based upon estimates and assumptions deemed reasonable by the Company at the time of preparation thereof, which as a whole are fair in light of current conditions known to the Company, have been prepared on the basis of the assumptions stated therein, and reflect a reasonable estimate by the Company of the results of operations and other information projected therein.

     SECTION 5.17    Environmental Matters.
                     ---------------------

  Except as set forth in Schedule 5.17: (i) the Real Property is free of
                         -------------
contamination from any Hazardous Material except for such contamination that would not materially adversely impact the value or marketability of such Real Property; (ii) neither the Company nor any of its Subsidiaries has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Property that would give rise to any material liability for corrective or remedial action under any Environmental Laws except in each case to the extent that the failure to do so would not be a Material Adverse Event; (iii) the Company and each of its Subsidiaries are and have been in compliance with all Environmental Laws, except in each case to the extent that the failure to do so would not be a Material Adverse Event; (iv) the Company and each of its Subsidiaries have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses, except in each case to the extent that the failure to do so would not be a Material Adverse Event, and all such Environmental Permits are valid, uncontested and in good standing; (v) Neither the Company nor any of its Subsidiaries is involved in operations or knows of any facts, circumstances or conditions, including, without limitation, any generation, use, treatment, storage, disposal, handling, other management or Release of Hazardous Materials, that are reasonably likely to result in any material Environmental Liabilities of the Company or such Subsidiary, and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries has permitted any current or former tenant or occupant of the Real Property to engage in any such operations; (vi) there is no litigation against the Company or any of its Subsidiaries arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material; (vii) no written notice has been received by the Company or any of its Subsidiaries identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes in respect of any actual or potential Environmental Liabilities and, to the knowledge of the Company, there are no facts, circumstances or conditions that may result in the Company or any of its Subsidiaries being identified as a "potentially responsible party" under CERCLA or analogous state statutes; (viii) the Company and each of its Subsidiaries have provided to Purchasers copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to the Company or any of its Subsidiaries; and (ix) to the knowledge of the Company, the Real Property owned or leased does not contain any underground storage tanks that have ever leaked; are not registered with appropriate government officials (to the extent such registration is required) or fail to meet any applicable legal requirement, including, without limitation to, tightness-testing requirements.

     SECTION 5.18    Insurance Policies.  The certificate of insurance furnished
                     ------------------
by the Company to Purchasers pursuant to paragraph 2 of Annex A lists all
                                                        -------
insurance of any nature maintained for current occurrences by the Company and each of its Subsidiaries, as well as a summary of the terms of such insurance. Such insurance complies with the standards set forth in Section 6.06.
                                                        ------------

     SECTION 5.19    Solvency.  Both before and after giving effect to (a) the
                     --------
entering into by the Company of this Agreement and the other Bridge Note Documents; (b) the Indebtedness incurred hereunder on the Closing Date; (c) the disbursement of the proceeds of the purchase of the Bridge Notes hereunder pursuant to the instructions of the Company; (d) the consummation of the Refinancing and the Related Transactions; and (e) the payment and accrual of all transaction costs in connection with the foregoing, the Company and each of its Subsidiaries is Solvent.

     SECTION 5.20    Licenses and Permits.  The Company and each of its
                     --------------------
Subsidiaries have all licenses, permits, consents or approvals from or by, and have made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for the ownership of its property and the operation and conduct of its business, including, but not limited to: (i) licenses, certifications, approvals, and accreditations as a provider of health care services including those necessary for it to be eligible to receive payment and compensation and to participate under Medicare, Medicaid, and any other federal, state, local or commercial health benefit programs pursuant to which the Company and each of its Material Subsidiaries currently receives reimbursement for health care items and services provided; and (ii) licenses, certifications, approvals, and accreditations necessary to engage in activities deemed to be the "business of insurance" and to engage in utilization review activities under applicable State law; except in each case to the extent that a failure to have such licenses, permits, consents, approvals, certificates or accreditation from, to have made such filings with, or to have given such notices to, any such Governmental Authority would not be a Material Adverse Event with respect to the Company or any Material Subsidiary.

     SECTION 5.21    Compliance with Law.  The Company and each of its
                     -------------------
Subsidiaries is in compliance with all applicable laws relating to its business, including, but not limited to: (i) all applicable requirements for participation in and for the receipt of reimbursement under Medicare, Medicaid, and any other federal, state, local or commercial health benefit program pursuant to which the Company and each of its Subsidiaries currently receives reimbursement for health care items and services; (ii) all State laws relating to the "business of insurance" and utilization review activities in any State in which the Company and each of its Subsidiaries engages in such business and/or activities; (iii) all State laws relating to the provision of inpatient psychiatric services and residential behavioral treatment programs, including, but not limited to, laws relating to the marketing of psychiatric services, patient referral services, involuntary admissions, patient rights, and the confidentiality of patient medical records; except in each case to the extent that a failure to be in compliance would not be a Material Adverse Event with respect to the Company or any Material Subsidiary.

     SECTION 5.22    Health Care Professionals. To the knowledge of the Company,
                     -------------------------
all health care professionals who are employees or independent contractors of the Company or any of its Subsidiaries have obtained all licenses, permits, certifications, accreditations or approvals necessary to practice the professions in which such employees or independent contractors are engaged, and are otherwise in compliance with all State licensing laws relating to the practice of such professions, and, as applicable, are in compliance with all requirements for participation in and for the receipt of reimbursement under Medicare, Medicaid and any federal, state, local or commercial health benefit program pursuant to which the Company and each of its Subsidiaries currently receives reimbursement for health care items and services, except in each case to the extent that a failure to obtain such licenses, permits, certifications, accreditations or approvals, or to be in compliance with such laws and requirements would not be a Material Adverse Event with respect to the Company or any Material Subsidiary.

     SECTION 5.23    Management Agreements.  None of the Management Agreements
                     ---------------------
to which the Company or any Material Subsidiary is a party, nor any of the transactions contemplated thereunder, violates any applicable statute, rule or regulation (i) relating to the eligibility of a Managed Facility to receive payment and to participate as an accredited and certified provider of health care services under Medicare, Medicaid or any other federal, state, local or commercial health benefit program pursuant to which such Managed Facility currently receives reimbursement for health care items and services, or applicable to such Managed Facility as a result of its participation in such programs; (ii) relating to the licenses and permits required in connection therewith; or (iii) relating to the practice of any health care profession or the sharing of fees generated in connection therewith; except in each case to the extent that such violation would not be a Material Adverse Event for the Company or such Material Subsidiary.

     SECTION 5.24    Patient Referrals, Etc.  The Company and each of its
                     -----------------------
Subsidiaries, and any business arrangement with physicians, other health care professionals, and institutional health care providers involving the Company and any of its Subsidiaries, are in compliance with all federal and state laws that prohibit direct or indirect payments for patient referrals, that prohibit referrals to an entity with which the referring provider has a financial relationship, and that regulate procedures and practices with respect to reimbursement, cost reports, claims for reimbursement, and billing for items and services under Medicare, Medicaid and other federal, state, and local health benefit programs, as well as with regard to commercial payors, including, but not limited to, the Ethics in Patient Referrals Act of 1989, 42 U.S.C. (S) 1395nn, as amended, the Medicare and Medicaid Patient and Program Protection Act of 1987, 42 U.S.C. (S) 1320-7b(b), as amended, and the relevant provisions of the Health Insurance Portability and Accountability Act of 1996, except in each case to the extent that a failure to be in compliance with such laws would not be a Material Adverse Event with respect to the Company or any Material Subsidiary.

     SECTION 5.25    Pending Revocations, Etc.  Neither the Company nor any of
                     -------------------------
its Subsidiaries has received notification from any Governmental Authority that any such Governmental Authority has taken or intends to take action to revoke, terminate, restrict or cancel any license, certificate, certification or permit of the Company or any of its Subsidiaries to engage in the practice of any health care profession, to provide any health care service, to operate a health care facility, program or service or to participate under Medicare, Medicaid or any other federal, state, or local health benefit program, except in each case to the extent that any such revocation, termination, restriction or cancellation, singly or in the aggregate, would not be a Material Adverse Event with respect to the Company or any Material Subsidiary.

     SECTION 5.26    Investigations and Audits.  Neither the Company nor any of
                     -------------------------
its Subsidiaries has received notice of any pending investigation by JCAHO, HCFA or any other Governmental Authority (which investigation is not otherwise conducted in the ordinary course of business) or of any pending criminal, civil or administrative action, audit or investigation by a fiscal intermediary or by or on behalf of HCFA or any other Governmental Authority (which action, audit or investigation is of a criminal nature or is otherwise not conducted in the ordinary course of business) and, to the knowledge of the Company, no such action, audit or investigation is threatened with respect to the Company or any of its Subsidiaries, except in each case to the extent that any such action, audit or investigation (i) could not reasonably be expected materially and adversely to affect the Company's or any Material Subsidiary's right to receive reimbursement under, or right to participate in, Medicare, Medicaid or any other federal, state, or local health benefit program to which such Person would otherwise be entitled, and (ii) would not otherwise be a Material Adverse Event with respect to the Company or any Material Subsidiary.

     SECTION 5.27    Payment Adjustments.  With respect to any audit by
                     -------------------
Medicare, Medicaid, or any other federal, state, local or commercial third party payor pending with respect to the Company or any of its Subsidiaries, neither the Company nor any of its Subsidiaries has received notice of any requests or assertions of adjustments or claims for repayment by it of costs and/or payments previously made to it by any third party payor and, to the knowledge of the Company, none of such audits provides for any such adjustments or claims, except in each case to the extent that any such adjustments or claims, individually or in the aggregate, would not be a Material Adverse Event with respect to the Company or any Material Subsidiary.

     SECTION 5.28    Certain Agreements.  The Company has provided to Purchasers
                     ------------------
accurate and complete copies (or summaries) of all of the following agreements or documents to which it is subject: (a) licenses and permits held by the Company or any Material Subsidiary, except in each case to the extent that the failure to hold such license or permit would not be a Material Adverse Event with respect to the Company or such Material Subsidiary (including agreements, accreditations or certifications as a provider of health care services eligible to receive payment and compensation and to participate under Medicare, Medicaid or any other federal, state, local or commercial health benefit program); and
(b) all Management Agreements to which it or any Material Subsidiary is or is to become a party.

     SECTION 5.29    Related Transaction Documents  The Company has delivered to
                     -----------------------------
the Purchasers a complete and correct copy of each of the Related Transaction Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith), and neither the Company nor any of its Subsidiaries and, to the knowledge of the Company, no other Person party thereto is in default in the performance or compliance with any provisions thereof. Each of the Related Transaction Documents complies with, and the Related Transactions have been consummated in accordance with, all applicable laws. Each of the Related Transaction Documents is in full force and effect, and has not been terminated, rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over the Company, any of its Subsidiaries and, to the knowledge of the Company, other Persons referenced therein, with respect to the Related Transactions, have been obtained, and no such approvals impose any conditions to the consummation of the Related Transactions or to the conduct by the Company or any of its Subsidiaries of its business thereafter. Each of the representations and warranties made by the Company in the Related Transaction Documents is true and correct in all material respects.

     SECTION 5.30    Authorized and Outstanding Shares of Capital Stock.  After
                     --------------------------------------------------
giving effect to the issuance of the Series 1997 Preferred Stock pursuant to the Preferred Stock Purchase Agreement, as of the Closing Date the authorized capital stock of the Company consists of 21,800,000 shares, of which (a) 20,000,000 shares consist of Common Stock, 10,586,122 of which are issued and outstanding; (b) 800,000 shares consist of Class A Preferred Stock, par value $1.00 per share, none of which are issued and outstanding; and (c) 1,000,000 shares consist of Class B Preferred Stock, par value $1.00 per share ("Class B
                                                                       -------
Preferred Stock"), 152,231 shares of which have been authorized and designated
---------------
as "Series C," 142,486 of which are issued and outstanding; 100,000 shares of which have been authorized and designated as "Series 1996," all of which are issued and outstanding; 100,000 shares of which have been authorized and designated as "Series 1997," all of which are issued and outstanding; and 4,000 shares of which have been authorized and designated as "Series 1997-A," all of which are issued and outstanding. Except for warrants issuable under the Summa Merger Agreement and except as set forth on Schedule 5.30, (i) no Options or
                                            -------------
Convertible Securities are authorized or outstanding, and (ii) there is no commitment of the Company to issue any such Options or Convertible Securities.

                                 ARTICLE 6
                             AFFIRMATIVE COVENANTS
                             ---------------------

  The Company covenants and agrees (for itself and its Subsidiaries) that, unless the Required Holders shall otherwise consent in writing, from and after the date hereof and until the Maturity Date:

     SECTION 6.01    Reports and Notices.  The Company shall deliver to the
                     -------------------
Holders the Financial Statements, projections, certificates and notices at the times and in the manner set forth in Annex B.
                                     -------

     SECTION 6.02    Maintenance of Existence and Conduct of Business.  The
                     ------------------------------------------------
Company shall (and shall cause each of its Subsidiaries, other than Inactive Subsidiaries, to): (a) except in the case of a Subsidiary that is permitted to merge out of existence pursuant to Section 7.02, do or cause to be done all
                                   ------------
things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; and (c) at all times maintain, preserve and protect all of its Intellectual Property material to the conduct of its business, and preserve all the remainder of its Property material to the conduct of its business, and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear).

     SECTION 6.03    Payment of Charges and Claims.  The Company shall (and
                     -----------------------------
shall cause each of its Subsidiaries to) pay and discharge, or cause to be paid and discharged in accordance with the terms thereof, (a) all Charges imposed upon it or any such Subsidiary or its or their income and profits, or any of its Property (real, personal or mixed), and (b) all lawful claims for labor, materials, supplies and services or otherwise, which if unpaid by law become a Lien on its Property; provided, that the Company or any such Subsidiary shall
                      --------
not be required to pay any such Charge or claim which is being contested in good faith by proper legal actions or proceedings, so long as at the time of commencement of any such action or proceeding and during the pendency thereof
(i) no Default or Event of Default shall have occurred and be continuing, (ii) adequate reserves with respect thereto are established and are maintained in accordance with GAAP, (iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with dili gence, and (iv) the Company shall promptly pay or discharge such contested Charges and all additional charges, interest penalties and expenses, if any, if such contest is terminated or discontinued adversely to the Company.

     SECTION 6.04    Books and Records.  The Company shall (and shall cause each
                     -----------------
of its Subsidiaries to) keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the 1997 Audited Financial Statements.

     SECTION 6.05    Litigation.  The Company shall notify the Holders in
                     ----------
writing, promptly upon learning thereof, of any litigation, suit, administrative proceeding or other action commenced or threatened in writing against the Company or any Subsidiary of the Company, which (a) involves an amount in excess of $1,000,000, or (b) would be a Material Adverse Event if adversely determined.

     SECTION 6.06    Insurance.  The Company shall, at its sole cost and
                     ---------
expense, maintain or cause to be maintained for itself and each of its Subsidiaries with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, and of such types and in such amounts as are customarily carried under similar circumstances by such other corporations (it being understood that the maintenance of all insurance required by the Senior Credit Documents shall be deemed to satisfy the foregoing requirement). The Company will, and will cause each of the Subsidiaries to, furnish to the Holder, upon the request of the Required Holders, information as to the insurance carried.

     SECTION 6.07    Compliance with Laws.  The Company shall (and shall cause
                     --------------------
each of its Subsidiaries to) comply with all federal, state and local laws, permits and regulations applicable to it, including those relating to health care; health care licensing, permits and accreditation; ERISA and labor matters; and the filing of tax returns and payment of taxes (including, without limitation, the withholding, collection, payment and deposit of employees' income, unemployment and Social Security taxes), except in each case to the extent that a failure to so comply with any laws, permits and regulations relating to health care and to health care licensing, permits and accreditation would not be a Material Adverse Event with respect to the Company or any Material Subsidiary, and to the extent that a failure to so comply with any other laws, permits and regulations would not be a Material Adverse Event.

     SECTION 6.08    Environmental Matters.  The Company shall, and shall cause
                     ---------------------
each of its Subsidiaries and each other Person leasing, occupying or operating any of the Real Property (to the extent that any such other Person is within its control) to: (a) conduct its operations and keep and maintain its Real Property in compliance with all Environmental Laws and Environmental Permits except in each case to the extent that any such noncompliance would not be a Material Adverse Event; (b) implement any and all investigation, remediation, removal and response actions which are reasonably necessary to comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Property and (c) notify the Designated Holder promptly after the Company becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Property which is reasonably likely to result in Environmental Liabilities in excess of $1,000,000.

     SECTION 6.09    Application of Proceeds.  The Company shall use the
                     -----------------------
proceeds of the Bridge Notes as provided in Section 1.03.
                                            ------------

     SECTION 6.10    Fiscal Year.  The Company shall (and shall cause each of
                     -----------
its Subsidiaries to) maintain as its fiscal year the twelve month accounting period ending on June 30 of each year.

     SECTION 6.11    Redemption of Bonds.  The Company shall:
                     -------------------

     (a) not later than October 1, 1997, call for redemption on November 3, 1997 the Greenbrier Bonds and the Gulf Coast Bonds, and not later than October 31, 1997, call for redemption on December 1, 1997 the Coastal Carolina Bonds, in each case in accordance with the procedures set forth in the Greenbrier Indenture, the Gulf Coast Indenture and the Coastal Carolina Indenture, respectively; and

     (b) not later than November 7, 1997, cause to be redeemed the Greenbrier Bonds and the Gulf Coast Bonds, and not later than December 5, 1997, cause to be redeemed the Coastal Carolina Bonds, in each case by a drawing on the appropriate SocGen Letter of Credit and in accordance with the procedures set forth in the Greenbrier Indenture, the Gulf Coast Indenture and the Coastal Carolina Indenture, respectively.

     SECTION 6.12    Permits, Etc.  The Company shall (and shall cause each of
                     -------------
its Subsidiaries, other than Inactive Subsidiaries, to) (i) obtain and maintain all permits, licenses, certifications, accreditations, and other approvals as may be necessary for the operation of the business of the Company and each of its Material Subsidiaries under applicable law, except in each case to the extent that a failure to obtain or maintain any of such permits, licenses, certifications, accreditations or other approvals would not be a Material Adverse Event, and (ii) obtain and maintain its qualification for participation in and the receipt of reimbursement under Medicare, Medicaid and any other federal, state or local governmental health benefit program or commercial health benefit program providing for payment or reimbursement for services rendered by such Person, as applicable, except to the extent that the loss or relinquishment of such qualification does not constitute a Material Adverse Event with respect to the Company or any Material Subsidiary. The Company will promptly furnish or cause to be furnished to the Holders copies of all reports and correspondence it or any of its Material Subsidiaries sends or receives relating to any loss or revocation (or threatened loss or revocation) of any material permit, license, certification, accreditation, approval or qualification required to be maintained pursuant to this Section 6.12.
                            ------------

     SECTION 6.13    Further Assurances.  The Company agrees, at its expense and
                     ------------------
upon the reasonable request of the Required Holders, to duly execute and deliver, or cause to be duly executed and delivered, to the Holders such further instruments and do and cause to be done such further acts as may be necessary or desirable in the reasonable opinion of the Required Holders to carry out more effectually the provisions and purposes of this Agreement or any other Bridge Note Document.


                                    ARTICLE 7
                               NEGATIVE COVENANTS

  The Company covenants and agrees (for itself and its Subsidiaries) that, unless the Required Holders shall otherwise consent in writing, from and after the date hereof and until the Maturity Date:

     SECTION 7.01    Acquisitions.  The Company will not, and will not permit
                     ------------
any of its Subsidiaries to, make any Acquisition, except that the Company and its Subsidiaries may make

Acquisitions of any assets or Person (the "Target") (in each case a "Permitted
                                           ------                    ---------
Acquisition"), subject to the satisfaction of each of the following conditions:
-----------

     (a) such Permitted Acquisition shall be consensual and shall have been approved by the Target's board of directors, if a corporation, and otherwise by such other body or Person as shall have the necessary authority to so approve;

     (b) the aggregate consideration paid by the Company or any of its Subsidiaries in respect of such Permitted Acquisition, including (i) the cash consideration paid by the Company or any of its Subsidiaries in respect of such Permitted Acquisition, (ii) the principal amount of any Indebtedness incurred by the Company or any of its Subsidiaries in connection with such Permitted Acquisition (without duplication as to any Indebtedness incurred to fund any of the cash consideration included in clause (i), and excluding any "earn out" obligation to the extent that such obligation is not required to be reflected as a liability on the consolidated balance sheet of the Company in accordance with GAAP, (iii) the amount of any Indebtedness of the Target that, immediately after the consummation of such Permitted Acquisition, would be reflected on a consolidated balance sheet of the Company in accordance with GAAP, (iv) the amount of the Target's working capital deficit (i.e., the excess, if any, of the
                                                ----
Target's current liabilities (excluding the current portion of long term debt) over its current assets) that, immediately after the consummation of such Permitted Acquisition, would be reflected on a consolidated balance sheet of the Company in accordance with GAAP, and (v) the value of any Stock issued by the Company in connection with such Permitted Acquisition, shall not exceed $15,000,000 with respect to each Permitted Acquisition.

     (c) at the time of such Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

     (d) such Permitted Acquisition shall be permitted under the terms of the Senior Credit Agreement;

     (e) the Target shall not have incurred an operating loss for the trailing twelve-month period preceding the date of the Permitted Acquisition, as determined based upon the Target's financial statements for its most recently completed fiscal year and its most recent interim financial period completed within sixty (60) days prior to the date of consummation of such Permitted Acquisition;

     (f) the Company shall have performed a review of the financial statements of the Target and shall have determined that such financial statements present fairly in all material respects the financial position and results of operations of the Target as of the dates and for the periods covered by such financial statements;

     (g) the Company shall have performed a due diligence review of the Target in a prudent manner and, based on such review, shall have determined that there is no regulatory or other issue in respect of the Target that could reasonably be expected materially and adversely to affect the ongoing operations of the Target;

     (h) the Company shall have delivered to the Holders not less than 15 days prior to the consummation of the Permitted Acquisition:

              (i) a certificate of a Responsible Financial Officer of the Company to the effect set forth in paragraphs (a)-(g) above, together with such supporting documentation as the Required Holders shall reasonably request;

             (ii)    a pro forma Compliance Certificate, as of the date and
                       ---------
         for the period covered by the most recent Compliance Certificate required to be delivered pursuant to Annex C, prepared on a pro forma
                                              -------                ---------
         basis as if (A) the Permitted Acquisition had occurred on the first day of such period, (B) any sale or other disposition of Stock or assets occurring after the first day of such period, but on or before the date on which such Compliance Certificate is delivered, had occurred on the first day of such period, (C) any Indebtedness to be incurred by the Company or any of its Subsidiaries in connection with the Permitted Acquisition had been incurred as of the first day of such period, and
         (D) any Indebtedness to be repaid in connection with such Permitted Acquisition had been repaid as of the first day of such period (calculated on the basis set forth in Section 6.01(l)(v) of the Senior
                                               ------------------
         Credit Agreement, as in effect on the Closing Date);

            (iii) a certificate of a Responsible Financial Officer of the Company to the effect that: (1) the Company or its Subsidiary effecting the proposed Permitted Acquisition will be Solvent upon the consummation of the Permitted Acquisition; (2) the Company's average daily Excess Borrowing Availability under the Senior Credit Agreement for the most recent month-end for which the Company is required to deliver a Borrowing Base Certificate under the Senior Credit Agreement would have exceeded $2,000,000 on a pro forma basis (calculated on the
                                             ---------
         basis set forth in Section 6.01(l)(v) of the Senior Credit Agreement,
                            ------------------
         as in effect on the Closing Date) and such Excess Borrowing Availability of $2,000,000 (calculated on the same basis) shall continue through and including the date of consummation of such Permitted Acquisition; and (3) based on the Compliance Certificate most recently delivered pursuant to Annex B and the pro forma Compliance
                                                        ---------
         Certificate delivered pursuant to clause (ii) above, the Company will be in compliance with the financial covenants set forth in Annex C
                                                                    -------
         after giving effect to the Permitted Acquisition;

provided, however, that the Company may consummate the proposed Acquisition of
--------  -------
Summa Health Care Group, Inc., substantially on the terms and conditions set forth in the Summa Merger Agreement, without regard to the foregoing provisions of this Section 7.01 other than those set forth in paragraphs (c) and (d) above.
        ------------

     SECTION 7.02    Mergers, Etc.  The Company shall not (nor permit any of its
                     ------------
Subsidiaries to), directly or indirectly, by operation of law or otherwise merge with, consolidate with, or otherwise combine with, any Person, other than (i) a merger effecting a Permitted Acquisition, (ii) a merger effecting a disposition of Stock permitted by Section 7.07, (iii) a merger or consolidation between or
                      ------------
among any of the Company's Subsidiaries (other than RMCI), or (iv) a merger or consolidation between the Company and any of its Subsidiaries (other than RMCI) in which the Company is the surviving entity.

     SECTION 7.03 Investments.  The Company shall not (nor permit any of its
                  -----------
Subsidiaries to), directly or indirectly, make or maintain any Investment except: (a) Cash Equivalents; (b) time deposits maturing no more than 30 days from the date of creation thereof with a Senior Lender or A-rated banks; (c) Investments in Gulf Coast Treatment Center and wholly-owned Subsidiaries of the Company (limited, in the case of loans to RMCI, to the extent set forth in
Section 7.05(c)); (d) Investments in other Subsidiaries of the Company to the
---------------
extent outstanding on the Closing Date and, in the case of TCV, other Investments to the extent set forth in Section 7.05(d); (e) Investments in
                                       ---------------
Permitted Joint Ventures (other than TCV) not to exceed $1,000,000 in the aggregate at any time outstanding; (f) Practice Guarantees (evidenced by written agreements), provided that the aggregate outstanding amount of Practice Guarantees and commitments to give Practice Guarantees shall not at any time exceed $1,000,000; (g) extensions of credit to patients, evidenced by accounts receivable for services rendered, made in the ordinary course of business and consistent with past practice; (h) other Investments outstanding on the date hereof and listed in Schedule 7.03; (i) the purchase by the Company or any
                     -------------
Subsidiary of the Company of Stock of any Subsidiary of the Company that is not directly or indirectly wholly-owned by the Company on the Closing Date, provided
                                                                        --------
that the aggregate amount paid by the Company and its Subsidiaries for such Stock shall not exceed $2,000,000 in the aggregate; and (j) other Investments not exceeding $1,000,000 in the aggregate made during any Fiscal Year.

     SECTION 7.04 Indebtedness.  The Company shall not (nor permit any of its
                  ------------
Subsidiaries to) create, incur or assume any Indebtedness (including Guaranteed Indebtedness) unless the creation, incurrence or assumption of such Indebtedness would not cause the Leverage Ratio to exceed 4.00:1.00, determined on a pro
                                                                        ---
forma basis for the Rolling Four-Quarter Period ending on the last day of the
-----
most recent Fiscal Quarter for which a Compliance Certificate is required to be furnished to the Holders pursuant to Annex B hereof, calculated as if such
                                     -------
Indebtedness had been created, incurred or assumed on the first day of such period.

     SECTION 7.05 Affiliate and Employee Loans and Transactions.  The Company
                  ---------------------------------------------
shall not (nor permit any of its Subsidiaries to) enter into any lending, borrowing or other commercial transaction with, or make any payments or transfers of funds or assets (including payment of any management, consulting, advisory or similar fee) to, or issue any shares of the Company's Stock, or any warrant, option or other right to acquire shares of the Company's Stock, or any securities convertible into the Company's Stock, to, any of its Affiliates;

provided, that (a) the Company may borrow money from Ramsay Affiliates, provided
--------
that the Indebtedness owed to any such Ramsay Affiliate is Subordinated Indebtedness meeting the requirements of the Senior Credit Agreement, and repay such Subordinated Indebtedness in accordance with the terms thereof (including the subordination provisions); (b) the Company and its Subsidiaries may engage in commercial transactions (including transfers of assets and lending or borrowing transactions) between or among the Company and its Subsidiaries (other than Permitted Joint Ventures and RMCI); (c) the Company and its Subsidiaries may engage in lending or borrowing transactions with RMCI provided that, prior to the Revolving Credit Commitment Adjustment Date, such transactions do not cause the intercompany accounts due to the Company from RMCI to exceed $14,500,000 at any time; (d) the Company and its Subsidiaries may engage in lending or borrowing transactions with TCV to the extent that such transactions do not cause the intercompany account due to the Company from TCV to exceed $10,100,000 at any time; (e) the Company and its Subsidiaries may make Investments in Permitted Joint Ventures to the extent permitted by Section 7.03(e) and, additionally, may provide legal, accounting, insurance and other shared services to the Permitted Joint Ventures of the types provided on the Closing Date and may lease Real Property to the Permitted Joint Ventures, all on terms that are no less favorable to the Company and its Subsidiaries than might be obtained in an arm's-length transaction from a Person that is not an Affiliate of the Company or such Subsidiary; (f) the Permitted Joint Ventures may engage in commercial transactions with their Subsidiaries on terms that are no less favorable to the Permitted Joint Ventures than might be obtained in an arm's-length transaction from a Person that is not an Affiliate of such Permitted Joint Venture; (g) the Company and its Subsidiaries may extend loans to their respective officers, directors and employees in a maximum aggregate principal amount outstanding at any time for all officers, directors and employees of $1,000,000, other than loans to officers or directors to whom any other amount is due by the Company or any of its Subsidiaries that is not permitted to be paid to such officer or director by virtue of this Section 7.05, unless such loan is for a business
                           ------------
purpose of the Company or such Subsidiary that is unrelated to the circumstances of the other amount due to such officer or director; (h) the Company may issue shares of the Company's Stock, or any warrant, option or other right to acquire shares of the Company's Stock, or any security convertible into the Company's Stock, to any Affiliate on terms that are no less favorable to the Company than might be obtained in an arm's-length transaction from a Person that is not an Affiliate of the Company; (i) the Company and its Subsidiaries may make Restricted Payments to the extent permitted under Section 7.12; (j) the Company
                                                  ------------
and its Subsidiaries may pay salary and wages and provide stock options and other executive compensation to its executive officers, to the extent approved by the Company's Board of Directors or the compensation committee thereof; (k) the Company may pay reasonable and customary directors' fees to its directors;
(l) the Company and its Subsidiaries may pay reasonable legal fees and reasonable out-of-pocket expenses to Haythe & Curley for services rendered;
(m) RMCI may pay $50,000 of the sums due to Peter J. Evans referenced in paragraph 12 of Schedule 7.05 at any time and may pay the balance of the sums
                -------------
due to Peter J. Evans and the sums due to Luis E. Lamella referenced in paragraph 12 of Schedule 7.05 after the Revolving Credit Commitment Adjustment
                -------------
Date; and (n) the Comany and Ramsay Acquisition Corp. may consummate the transactions contemplated by the Summa Merger Agreement. Set forth in Schedule
7.05 is a list of all such lending, borrowing or other transactions with Affiliates as of the Closing Date.

     SECTION 7.06 Liens.  The Company shall not (nor permit any of its
                  -----
Subsidiaries to) create or permit to exist any Lien on any of its properties or assets except for: (a) presently existing or hereafter created Liens in favor of the Senior Agent or the Senior Lenders to secure the Senior Obligations; (b) Liens set forth in Schedule 7.06 existing on the Closing Date; (c) Permitted
                   -------------
Encumbrances; (d) other Liens securing Indebtedness not to exceed $5,000,000 in the aggregate at any time outstanding; and (e) extensions and renewals of Liens referred to in paragraphs (b) and (d) above, provided that any such extension or renewal Lien is limited to the property or assets covered by the Lien extended or renewed and does not secure Indebtedness in an amount greater than the amount of the outstanding Indebtedness secured thereby immediately prior to such extension, renewal or replacement.

     SECTION 7.07 Sale of Stock and Assets.  The Company shall not (nor permit
                  ------------------------
any of its Subsidiaries to) sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including the capital Stock of any of their respective Subsidiaries (whether in a public or a private offering or otherwise) or any of their Accounts, other than the following:

          (a) the sale of Meadowlake Hospital on the terms of the purchase option set forth in the Lease Agreement, dated as of August 1, 1997, by and between HSA and Baptist Healthcare of Oklahoma, Inc.;

          (b) the sale of Three Rivers Hospital or the Stock of Ramsay Louisiana, Inc;

          (c) the sale of other properties or assets (including the capital Stock of any of their respective Subsidiaries) having a book value of not more than ten percent (10%) of the book value of the Company's consolidated assets as to each such sale or other disposition, determined as of the time of such disposition, or in excess of twenty percent (20%) of the book value of the Company's consolidated assets, in the aggregate as to all such sales or other dispositions, determined as of the date of the last such disposition;

          (d) the sale or other disposition of Investments; and

          (e) transfers of assets among the Company and its Subsidiaries, lending and borrowing transactions specifically permitted by Section 7.05(b),
                                                             ---------------
(c) and (d) and Restricted Payments specifically permitted by Section 7.12.
---     ---                                                   ------------

     SECTION 7.08 Material Contracts.  The Company shall not (nor permit any of
                  ------------------
its Subsidiaries to) enter into, cancel or terminate any Material Contract or amend or otherwise modify any Material Contract if any of the foregoing actions would be a Material Adverse Event.

     SECTION 7.09 ERISA.  Neither the Company nor any of its Subsidiaries nor
                  -----
any ERISA Affiliate shall acquire any new ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency," as defined in Section 302 of ERISA, or any "unfunded vested benefits," as defined in Section 4006(a)(3)(E)(iii) of ERISA in the case of any Pension Plan other than a Multi-employer Plan and in Section 4211 of ERISA in the case of a Multi-employer Plan if such acquisition would be a Material Adverse Event. Additionally, neither the Company nor any of its Subsidiaries nor any ERISA Affiliate shall, to the extent that any of the following actions would be a Material Adverse Event: (a) permit or suffer any condition set forth in Schedule 5.12 to cease to be met and satisfied at any time; (b) terminate any
   -------------
Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to the Company or such Subsidiary; (c) permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent; or
(d) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multi-employer Plan.

     SECTION 7.10 Financial Covenants.  The Company shall not breach or fail to
                  -------------------
comply with any of the financial covenants set forth in Annex C, each of which
                                                        -------
shall be calculated in accordance with Annex C (and based upon the Financial
                                       -------
Statements delivered hereunder).

     SECTION 7.11 Sale Lease-backs.  The Company shall not (nor permit any of
                  ----------------
its Subsidiaries to) enter into any sale-leaseback or similar transaction involving any of its property or assets if such transaction would cause the Company to be in violation of any of the financial covenants set forth in Annex
                                                                          -----
C, for the Rolling Four-Quarter Period ending on the last day of the most recent
-
Fiscal Quarter for which a Compliance Certificate is required to be furnished to the Holders pursuant to Annex B hereof, calculated as if such transaction had
                        -------
occurred on the first day of such period.

     SECTION 7.12 Restricted Payments.  The Company shall not (nor permit any of
                  -------------------
its Subsidiaries to) make any Restricted Payment to any Person, except that (a) the Company may pay dividends on its Series 1997 Preferred Stock and, after the Revolving Credit Commitment Adjustment Date, on any other class of its preferred stock provided that (i) the Company's Fixed Charge Coverage Ratio would not be less than 1.25:1.00, determined on a pro forma basis for the most recent Rolling
                                     ---------
Four-Quarter Period for which the Company is required to deliver a Compliance Certificate to the Holders pursuant to Annex B hereof, based on the Company's
                                       -------
actual Fixed Charge Coverage Ratio as set forth therein, but calculated as if such dividends were included in Fixed Charges for the purpose of such computation (or, if the Company has delivered to the Senior Agent a pro forma
                                                                    ---------
Compliance Certificate for such period pursuant to Section 6.01(l)(iii) of the Senior Credit Agreement (as in effect on the Closing Date), based on the Company's pro forma Fixed Charge Coverage Ratio as set forth therein but
          ---------
calculated as if such dividends were included in pro forma Fixed Charges for
                                                 ---------
such period for the purpose of such computation), (ii) no Default or Event of Default exists or would be caused by such payment, and (iii) such payment is otherwise permitted by law; (b) the Company may redeem its Series 1997-A Preferred Stock at any time after the Revolving Credit Commitment Adjustment Date, provided that (i) no Default or Event of Default exists or would be caused by such redemption, and (ii) such redemption is otherwise permitted by law; (c) any Subsidiary of the Company may pay cash dividends (or, in the case of a Subsidiary that is a partnership or limited liability company, cash distributions) (i) to the Company or to another Subsidiary of the Company and
(ii) to any other Person holding such Subsidiary's Stock, provided that any such dividends or distributions are paid on a basis which is pro rata to all Persons
                                                        --------
holding such Stock (including the Company or a Subsidiary, as applicable); and
(d) the Company may repurchase Stock of the Company from former employees of the Company or its Subsidiaries for amounts not to exceed $500,000 in the aggregate during the term of this Agreement.

     SECTION 7.13 Margin Regulations.  The Company shall not use the proceeds of
                  ------------------
the Bridge Notes to purchase or carry any Margin Stock or any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     SECTION 7.14 Limitation on Dividend Restrictions, Etc.  The Company shall
                  ----------------------------------------
not (nor permit any of its Subsidiaries to), directly or indirectly, enter into any agreement with any Person which directly or indirectly restricts, prohibits or requires the consent of any Person with respect to the payment of dividends or distributions or the making or repayment of intercompany loans by a Subsidiary of the Company to the Company.

     SECTION 7.15 Accounting Changes.  The Company shall not make any
                  ------------------
significant change in accounting treatment and reporting practices except for changes concurred in by the Company's independent public accountants.

     SECTION 7.16 Changes Relating to Senior Indebtedness.   The Company shall
                  ---------------------------------------
not change or amend the terms of the Senior Credit Agreement, the Senior Credit Documents or the Senior Indebtedness if the effect thereof would be to cause the principal amount of Senior Indebtedness outstanding or committed at any time to exceed $55,000,000.


                                    ARTICLE 8
                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES
                     --------------------------------------

     SECTION 8.01 Events of Default.  The occurrence of any one or more of the
                  -----------------
following events (regardless of the reason therefor) shall constitute an "Event
                                                                          -----
of Default" hereunder:
----------

          (a) the Company (i) fails to make any payment or prepayment of principal of the Bridge Notes when due and payable, (ii) fails to make any payment of the Contingent Payment Amount when due and payable, (iii) fails to make any payment of interest on the Bridge Notes or any of the other Bridge Note Obligations when due and payable and such failure shall remain unremedied for more than five (5) Business Days, or (iv) fails to pay or reimburse any Holder for any expense reimbursable hereunder or under any other Bridge Note Document within fifteen (15) Business Days following such Holder's demand for such reimbursement or payment of expenses.

          (b) The Company shall fail or neglect to perform, keep or observe any of the provisions of Sections 1.03, 6.06, 6.09, 6.10, or 6.11, of Article 7, or
                     -------------  ----  ----  ----     ----     ---------
of any of the provisions set forth in Annex C.
                                      -------

          (c) the Company shall fail or neglect to perform, keep or observe any of the provisions of Section 6.01 or any provisions set forth in Annex B and the
                     ------------                                -------
same shall remain unremedied for three (3) Business Days or more after receipt of written notice thereof from any Holder.

          (d) The Company shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Bridge Note Documents (other than any provision embodied in or covered by any other clause of this

Section 8.01) and the same shall remain unremedied for thirty (30) days or more
------------
after the earlier of (i) receipt of written notice thereof from any Holder and
(ii) the Company knows such failure or neglect.

          (e) An Event of Default occurs under the Senior Credit Agreement; or a default or breach shall occur under any other agreement, document or instrument to which the Company or any of its Subsidiaries is a party which is not cured within any applicable grace period, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness (other than the Bridge Note Obligations) of the Company or any of its Subsidiaries in excess of $5,000,000 in the aggregate, or (ii) causes, or permits any holder of such Indebtedness or a trustee to cause, Indebtedness or a portion thereof in excess of $5,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder or trustee.

          (f) Any representation or warranty herein or in any Bridge Note Document or in any written statement, report, financial statement or certificate made or delivered to any Holder by the Company is untrue or incorrect in any material respect as of the date when made or deemed made.

          (g) Assets of the Company or any of its Subsidiaries with a fair market value of $5,000,000 or more shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of the Company or any of its Subsidiaries and such condition continues for thirty (30) days or more.

          (h) A case or proceeding shall have been commenced against the Company or any of its Subsidiaries seeking a decree or order in respect of the Company or such Subsidiary (i) under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Company or any of its Subsidiaries or of any substantial part of any of the Company's or such Subsidiary's assets, or (iii) ordering the winding-up or liquidation of the affairs of the Company or such Subsidiary, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding.

          (i) The Company or any of its Subsidiaries (i) shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) shall fail to contest in a timely and appropriate manner or shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or any of its Subsidiaries or of any substantial part of the Company's or such Subsidiary's assets, (iii) shall make an assignment for the benefit of creditors, or (iv) shall take any corporate action in furtherance of any of the foregoing, or (v) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due.

          (j) A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate at any time outstanding shall be rendered against the Company or any of its Subsidiaries unless such judgment or judgments shall, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall have been discharged prior to the expiration of any such stay.

          (k) Any material provision of any Bridge Note Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or the Company or any of its Subsidiaries shall challenge the enforceability of any Bridge Note Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Bridge Note Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms).

          (l) Any Material Adverse Event occurs and is continuing.

     SECTION 8.02 Remedies.
                  --------

          (a) Subject to the terms and conditions of Article 9 below, if any
                                                     ---------
Event of Default shall have occurred and be continuing, the Required Holders may
(i) by written notice to the Company, declare all or any portion of the Bridge Note Obligations to be forthwith due and payable, including the outstanding principal amount of the Bridge Notes, any interest thereon and any Contingent Payment Amount then due and payable, whereupon such Bridge Note Obligations shall become and be due and payable; and (ii) without notice, at any time or times, exercise any rights and remedies provided to the Holders under the Bridge Notes and the Bridge Note Documents and/or at law or equity; provided, however,
                                                             --------  -------
that upon the occurrence of an Event of Default specified in Section 8.01(g),
                                                             ---------------
(h) or (i), the Bridge Notes and Bridge Note Obligations shall become
---    ---
immediately due and payable, in each case without declaration, notice or demand by or to any Person.

          (b) Anything in this Agreement to the contrary notwithstanding, each Holder hereby agrees with each other Holder that no Holder shall take any action to protect or enforce its rights arising out of this Agreement, the Bridge Notes or the other Bridge Note Documents (including exercising any rights of set-off) without first obtaining the prior written consent of the Required Holders, it being the intent of Holders that any such action to protect or enforce rights under this Agreement and the Bridge Notes shall be taken in concert and at the direction or with the consent of the Required Holders.

     SECTION 8.03 Waivers by the Company.  Except as otherwise provided for in
                  ----------------------
this Agreement and the other Bridge Note Documents, to the fullest extent permitted by applicable law, the Company waives (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment and maturity of any or all Bridge Note Documents, and (b) any bond or security which might be required by any court prior to allowing the Holders to exercise any of their remedies. The Company acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Bridge Note Documents and the transactions contemplated by this Agreement and the other Bridge Note Documents.

                                 ARTICLE 9
                           SUBORDINATION PROVISIONS
                            -------------------------

     SECTION 9.01 Subordination.  Notwithstanding any other provision of this
                  -------------
Agreement or the Bridge Notes to the contrary, each Purchaser covenants and agrees, and each subsequent Holder, by the acceptance of any Bridge Note, shall be deemed to have covenanted and agreed, that the payment of the Bridge Note Obligations shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness. The provisions of this Article 9 shall constitute a
                                                 ---------
continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and each holder of Senior Indebtedness shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions of this Article 9.
                            ---------

     SECTION 9.02 Subordination Upon Default in Senior Indebtedness.
                  -------------------------------------------------

          (a)  In the event that:

               (i) there shall occur and be continuing a Senior Payment Default, or

              (ii) there shall occur and be continuing any Senior Covenant Default,

then no payment in cash or other property, other than a payment consisting solely of the proceeds of any other Subordinated Indebtedness then permitted to be incurred by the Company pursuant to the Senior Credit Documents and other than a payment solely in Junior Securities, shall be made by the Company on account of the Bridge Note Obligations:

                           (x) in case of a Senior Payment Default, unless and
              until all Senior Indebtedness shall have been paid in full in cash, such Senior Payment Default shall have been cured or waived, or the benefits of this paragraph (a) shall have been waived in writing by or on behalf of the Senior Lenders (or the Senior Agent on their behalf) required to effect such a waiver, or

                           (y) in case of a Senior Covenant Default, for a
              period (the "Blockage Period") commencing on the earlier of (A)
                           ---------------
              the date the Company and the Designated Holder of the Bridge Note Obligations receives written notice of such Senior Covenant Default from the Senior Lenders holding at least a majority in outstanding principal amount of the Senior Indebtedness (or the Senior Agent on their behalf), specifying that such notice is a "Blockage Notice" given pursuant to this Section 9.02 (a "Blockage
                                                       ------------     --------
              Notice") and (B) if such Senior Covenant Default results from the
              ------
              acceleration of the Bridge Note Obligations, the date of such acceleration, and, in any case, ending on the earlier of (i) 179 days after such date and (ii) the date, if any, on which all Senior Indebtedness shall have been paid in full in cash, such Senior Covenant Default shall have been cured or waived, or the benefits of this paragraph (a) shall have been waived in writing by or on behalf of the Senior Lenders (or the Senior Agent on their behalf) required to effect such a waiver;

provided that (A) no Senior Covenant Default which existed or was continuing on
--------
the date of the commencement of any Blockage Period shall be, or be made, the basis for a subsequent Blockage Notice and (B) during any 360-day period the total number of days subject to any Blockage Period or Blockage Periods shall not exceed 179.

          (b) Immediately upon expiration of any period under this Section 9.02
                                                                   ------------
during which no payment may be made on account of the Bridge Note Obligations, the Company may, subject to the provisions of paragraph (a), resume making any payments on account of the Bridge Note Obligations (including any payments in respect thereof missed during such period).

          (c) Except as provided in Section 9.03 hereof and this Section 9.02,
                                    ------------                 ------------
nothing contained in this Agreement shall prevent the Company from making at any time payments on account of the Bridge Note Obligations required to be made under this Agreement, the Bridge Notes, or any other document or instrument evidencing any of the Bridge Note Obligations.

          (d) The provisions of this Section 9.02 shall not modify or limit in
                                     ------------
any way the application of Section 9.03.
                           ------------

     SECTION 9.03    Subordination Upon Bankruptcy, Etc.
                     ----------------------------------

          (a) In the event of (x) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, (y) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (z) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company (each, an "Insolvency Proceeding"), then and in any such event:
           ---------------------

                (i) Upon any payment or distribution of assets of the Company to creditors of the Company, the Senior Lenders shall be entitled to receive payment in full in cash of all obligations with respect to the Senior Indebtedness before any Holder shall be entitled to receive any payment in respect of the Bridge Note Obligations.

               (ii) Until all Senior Indebtedness is paid in full in cash, any distribution to which any Holder would be entitled but for this
        Article 9 shall be made to the Senior Lenders, as their interests may
        ---------
        appear; provided, however, that notwithstanding any provision of this
                --------  -------
        Article 9 to the contrary, each Holder may receive and retain Junior
        ---------
        Securities.

              (iii)     For purposes of this Article 9, a distribution may
                                             ---------
        consist of cash, securities or other property, by set-off or otherwise.

               (iv) Upon any distribution of assets of the Company, the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such Insolvency Proceeding is pending, or a certificate of the liquidating trustee, the Senior Agent or other Person making any distribution to such Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution (subject in all events in the case of the Holders to the provisions of this Section 9.03), the holders of the Senior Indebtedness, the amount
             ------------
        thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.
                                                                 ---------

          (b) If any holder of Bridge Note Obligations does not file a proper claim or proof of debt as shall be necessary in order to have the claims of such holder allowed in any Insolvency Proceeding commenced by or against the Company or involving the Company's assets, in the form required in such Insolvency Proceeding, at least 10 days prior to the expiration of the time to file such claim or proof of debt, the Senior Lenders (or the Senior Agent on their behalf) are hereby irrevocably authorized and shall have the right (but not the obligation) to file an appropriate claim or proof of debt in such Insolvency Proceeding for and on behalf of such holder of Bridge Note Obligations. The holders of Bridge Note Obligations shall retain all rights to vote and otherwise act in any Insolvency Proceeding in their capacity as such holders (including the right to vote to accept or reject any Plan) to the extent provided by applicable law, except that such holders shall not be empowered to vote in any such Insolvency Proceeding with respect to any Plan that contains provisions that are inconsistent with the priority of the Senior Indebtedness over the Bridge Note Obligations.

     SECTION 9.04    No Suspension of Remedies.  A Senior Payment Default or a
                     -------------------------
Senior Covenant Default with respect to the Senior Indebtedness does not suspend the rights of the Holders to accelerate the maturity of the Bridge Notes pursuant to Section 8.02, or, subject to the rights of the Senior Lender under
            ------------
Section 9.05 hereof, to pursue any other rights or remedies hereunder or under
------------
applicable law; provided, however, so long as the Senior Indebtedness is
                --------  -------
outstanding or any commitment therefor is in effect, the Holders hereby agree, for the benefit of the Senior Lenders not to accelerate the Bridge Notes and all other Bridge Note Obligations pursuant to Section 8.02 until the earlier of (i)
                                          ------------
120 days after the delivery by the Designated Holder to the Senior Agent (or another designated representative of the Senior Lenders) of written notice of the intent of the Holders to so accelerate the Bridge Notes and all other Bridge Note Obligations or (ii) acceleration of the Senior Indebtedness, and thereupon, the Holders may proceed to protect and enforce their rights by appropriate judicial proceedings. In the event that the Senior Indebtedness has been accelerated and such acceleration is subsequently rescinded, then, to the extent that any of the Holders has accelerated the maturity of the Bridge Notes or any of the other Bridge Note Obligations solely by virtue of the acceleration of the Senior Indebtedness (and not by virtue of any other Event of Default that has occurred and is continuing hereunder), such acceleration shall automatically be rescinded as well.

     SECTION 9.05 Payments and Distributions Received.  If any Holder shall have
                  -----------------------------------
received any payment from or distribution of assets of the Company in respect of the Bridge Note Obligations in contravention of the terms of this Article 9
                                                                  ---------
before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be received and held in trust for and shall be paid over or delivered to the holders of the Senior Indebtedness (pro rata on
                                                                  --------
the basis of the respective amounts
of such Senior Indebtedness held by them) remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

     SECTION 9.06 Subrogation.  Upon the indefeasible payment and discharge in
                  -----------
full of the Senior Indebtedness and the termination of all commitments by the Senior Lenders to make additional Senior Indebtedness available to the Company, the Holders shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness until the principal of, and interest on, the Bridge Note Obligations shall be paid in full, and no payments or distributions (direct or indirect) to the Senior Lenders of cash, property or securities to which the Holders would be entitled except for the provisions herein shall, as among the Company, its creditors (other than the Senior Lenders) and the Holders, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness. In no event, however, shall any Holders have any rights or claims against the Senior Lenders for any impairment of any Holder's subrogation rights that might result from any Senior Lender's or the Senior Agent's release of any Lien upon any collateral securing the Senior Obligations, forgiveness, compromise, extension or discharge of any Senior Obligations, release of any the Company or any guarantor, or vote to accept or reject any Plan.

     SECTION 9.07 Relative Rights.  This Article 9 defines the relative rights
                  ---------------        ---------
of the Holders and the Senior Lenders.  Nothing in this Article 9 shall: (i)
                                                        ---------
impair, as among the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest (including any interest payable at the Default Rate) on the Bridge Notes, the Contingent Payment Amount (in the case of the Series A Bridge Notes) and other items constituting Bridge Note Obligations in accordance with their terms; (ii) affect the relative rights of the Holders and creditors of the Company other than Senior Lenders; or (iii) prevent any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights, if any, under this Article 9 of Senior Lenders. The Holders acknowledge that the
           ---------
holders of the Senior Indebtedness and the Holders are entitled to exercise certain rights and powers with respect to the Company from time to time, whether before or after the occurrence of a default, and the exercise of a similar power or right by one creditor may preclude the exercise of a similar power or right by one or more other creditors.

     SECTION 9.08 Subordination May Not Be Impaired by the Company.  No right of
                  ------------------------------------------------
any holder of any Senior Indebtedness to enforce the subordination of the Bridge Note Obligations shall be impaired by any failure to act by the Company or such holder of Senior Indebtedness or by the failure of the Company or such holder to comply herewith.

     SECTION 9.09 Section Not to Prevent Events of Default. The failure to make
                  ----------------------------------------
a payment on account of principal of or interest on or other amounts constituting Bridge Note Obligations by reason of any provision of this Article
                                                                        -------
9 shall not be construed as preventing the occurrence of a Default or an Event
-
of Default hereunder or a default or event of default under or in respect of the Bridge Notes or any other document or instrument evidencing any of the Bridge Note Obligations.

     SECTION 9.10  Holders of Bridge Note Obligations Entitled to Assume
                   -----------------------------------------------------
Payments Not Prohibited in Absence of Notice.
--------------------------------------------

          (a) No Holder shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until such Holder shall have received written notice thereof at its principal office from the Company or from any Senior Lender (or the Senior Agent on its behalf); and prior to the receipt of any such written notice each such Holder shall be entitled to assume conclusively that no such facts exist.

          (b) Each Holder shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Lender (or an agent on such Senior Lender's behalf) to establish that such notice has been given. In the event that such Holder determines in good faith that further evidence is required with respect to the right of any holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 9, such Holder may request such Person to furnish evidence to the
---------
reasonable satisfaction of such Holder as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 9, and if such evidence is not furnished such
                       ---------
Holder may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 9.11 Amendments to Documents.
                  -----------------------

          (a) The Senior Lenders, the Senior Agent and the Company shall be authorized to amend any of the Senior Credit Documents to which they are a party in accordance with the terms thereof, and without prior notice to or the consent of any of the holders of the Bridge Note Obligations, to the extent not prohibited by Section 7.16 hereof.
              ------------

          (b) Without the prior written consent of the required Senior Lenders (or the Senior Agent on their behalf), no provision of the Bridge Note Documents shall be amended, modified or supplemented if the effect thereof would be to (i) increase the interest rate on the Bridge Notes; (ii) change the dates upon which payments of principal or interest are due on the Bridge Notes other than to extend such dates; (iii) change any default or event of default other than to delete or make less restrictive any default provision therein; (iv) change or add any covenant with respect thereto other than to make less restrictive any such covenant; (v) change the redemption or prepayment provisions thereof other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (vi) grant any security or collateral to secure payment thereof; or (vii) change or amend any other term if such change or amendment would materially increase the obligations of the Company or confer additional material rights to the Holders in a manner adverse to the Company, any of its Subsidiaries, the Senior Agent or any Senior Lender; provided, however, that
                                                     --------  -------
nothing contained in this Article 9 or elsewhere in this Agreement shall be
                          ---------
construed to require the consent of the Senior Lenders to any waiver by the Holders of any Default or Event of Default, or of any of the rights and remedies of the Holders hereunder.

     SECTION 9.12  Waivers.  The Company and the Holders each hereby waives any
                   -------
defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Senior Lenders (or the Senior Agent on their behalf).
To the fullest extent permitted by applicable law, the Company and the Holders each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness; the right to require the Senior Lenders to marshall any securities, or to enforce any Lien that the Senior Lenders may now or hereafter have in any collateral securing the Senior Obligations or to pursue any claim it may have against any guarantor of the Senior Obligations, as a condition to the Senior Lenders' entitlement to receive any payment on account of the Senior Obligations; notice of the acceptance of this Agreement by the Senior Lenders; and notice of any loans, letters of credit, guaranties, or other credit made available to the Company, extensions of time granted, amendments to the Senior Credit Agreement or the other Senior Credit Documents, or other action taken in reliance hereon.
Without limiting the provisions of Section 9.11(a) hereof, each Holder hereby
                                   ---------------
consents and agrees that the Senior Lenders may, without in any manner impairing, releasing or otherwise affecting the subordination provided for in this Agreement or any of the Senior Lenders' rights hereunder and without prior notice to or the consent of any Holder; release, renew, extend, compromise or postpone the time of payment of any of the Senior Indebtedness; substitute, exchange or release any or all of the collateral securing the Senior Obligations or decline or neglect to perfect the Senior Lenders' Lien upon any of such collateral; add or release any Person primarily or secondarily liable from any of the Senior Indebtedness; amend or modify any of the Senior Credit Documents or waive any default or event of default under the Senior Credit Documents; and increase or decrease the amount of the Senior Indebtedness, the rates of interest, or the amount of any other charges payable in connection therewith, provided that the principal amount of the Senior Indebtedness may be increased to the extent not prohibited by Section 7.16 hereof.
                                ------------

     SECTION 9.13 Agreement Not to Contest Liens.  In no event shall any Holder
                  ------------------------------
institute, or join as a party in the institution of, or assist in the prosecution of, any action, suit or proceeding seeking a determination that any of the Liens granted to the Senior Agent for the benefit of the Senior Lenders under any of the Senior Credit Documents is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person.

     SECTION 9.14 Reinstatement.  The provisions of this Article 9 shall
                  -------------                          ---------
continue to be effective or reinstated, as the case may be, if at any time any payment of the Senior Indebtedness is rescinded or returned by the Senior Lenders or the Senior Agent upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                                 ARTICLE 10
                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------

     SECTION 10.01  Terms Defined in the Senior Credit Agreement.  Except as
                    --------------------------------------------
otherwise set forth in Section 10.02, capitalized terms used herein and defined
                       -------------
in Annex A of the Senior Credit Agreement shall have the meanings set forth therein.

     SECTION 10.02  Other Defined Terms.  In addition to the terms defined in
                    -------------------
the Senior Credit Agreement, the terms set forth below shall have the following respective meanings:

          "Agreement" shall mean this Subordinated Note Purchase Agreement,
           ---------
including all Annexes, Schedules, and Exhibits attached or otherwise identified hereto, all restatements, modifications and supplements hereof or hereto, and any appendices, attachments, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative; provided, that any reference to the Schedules to
                             --------
this Agreement shall be deemed a reference to the Schedules as in effect as of the Closing Date, unless otherwise provided in a written amendment thereto.

          "Base Amount" shall mean $39,254,000.
           -----------

          "Blockage Notice" shall have the meaning assigned to it in Section
           ---------------                                           -------
9.02(a).
-------

          "Blockage Period" shall have the meaning assigned to it in Section
           ---------------                                           -------
9.02(a).
-------

          "Bridge Note Documents" shall mean, collectively, this Agreement, the
           ---------------------
GE Capital Fee Letter, the Bridge Notes, and each other document, instrument and certificate executed and delivered by the Company as of the date hereof or at any time thereafter, in connection with the transactions contemplated by this Agreement, in each case, as amended, modified or supplemented from time to time.

          "Bridge Note Obligations" shall mean all obligations of the Company
           -----------------------
(monetary or otherwise) arising under or in connection with this Agreement, the GE Capital Fee Letter, the Bridge Notes and the other Bridge Note Documents, (including without limitation all principal, interest and Prepayment Premiums and, in the case of the Series A Bridge Notes, the Contingent Payment Amount payable under this Agreement).

          "Bridge Notes" shall have the meaning assigned to it in Section 1.01.
           ------------                                           ------------

          "Change of Control" shall mean any of the following:  (a) any person
           -----------------
or group of persons (within the meaning of the Exchange Act), other than Ramsay Affiliates, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of the issued and outstanding shares of capital stock of the Company having the right to cast 30% or more of the votes for the election of directors of the Company under ordinary circumstances; (b) Ramsay Affiliates shall fail to hold beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of that number of the issued and outstanding shares of capital stock of the Company having the right to cast at least 4,000,000 votes for the election of directors of the Company under ordinary circumstances (such number to be appropriately adjusted for stock splits, reverse stock splits and similar events involving such capital stock); or (c) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by the board of directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

          "Claim" shall have the meaning assigned to it in Section 12.17.
           -----                                           -------------

          "Closing Date" shall mean September 30, 1997, the date of the purchase
           ------------
and sale of the Bridge Notes pursuant to this Agreement.

          "Common Stock" shall mean the Common Stock, $.01 par value per share,
           ------------
of the Company as constituted on the Closing Date and any capital stock into which such Common Stock may thereafter be changed.

          "Company" shall have the meaning assigned to it in the preamble to
           -------
this Agreement.

          "Contingent Payment Amount" shall have the meaning assigned to it in
           -------------------------
Section 3.01.
------------

          "Convertible Securities" shall mean evidences of indebtedness, shares
           ----------------------
of stock or other securities which are convertible into or exchangeable for shares of Common Stock.

          "Current Market Price per Share of Common Stock" shall mean the
           ----------------------------------------------
greater of (a) the daily market price for the trading day immediately preceding the Determination Date, or (b) the average of the daily market prices for the 30 consecutive trading days immediately preceding the Determination Date. The daily market price for each such trading day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last sale price on such day as reported in the National Association of Securities Dealers, Inc. Automated Quotations System, or if the Common Stock is not on the National Market List, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Required Series A Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Series A Holders and one of which shall be selected by the Company. If at any time the Current Market Price per Share of Common Stock cannot be ascertained by reference to clauses (i)-(v) above, then the Current Market Price per Share of Common Stock shall, subject to the provisions of Section 3.03(b), be deemed to
                                                 ---------------
be the higher of (i) the book value thereof, as determined in accordance with generally accepted accounting principles consistent with those then being applied by the Company by any firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Board of Directors of the Company, as of the last day of the last calendar month ending prior to the date as of which the determination is to be made, and (ii) the fair value thereof, as determined in good faith by an independent brokerage firm of recognized national standing selected by the Board of Directors of the Company, as of a date which is within 15 days preceding the date as of which the determination is to be made.

          "Default" shall mean any Event of Default or any condition or event
           -------
which, after notice or lapse of time or both, would constitute an Event of Default.

          "Default Rate" shall mean the rate of interest otherwise in effect
           ------------
pursuant to Section 2.01(a) hereof, plus two percent (2%) per annum.
            ---------------         ----

          "Designated Holder" shall mean, initially, GE Capital, and at any time
           -----------------
hereafter that GE Capital ceases to hold Bridge Notes which represent at least a majority of the aggregate principal amount then outstanding under all Bridge Notes, such Person as the Required Holders shall elect as their representative for purposes of Article 9, effective upon receipt by the Senior Agent in
                ---------
accordance with Section 11.10 of the Senior Credit Agreement of notice of the
                -------------
election of such Designated Holder.

          "Determination Date" shall mean the tenth Business Day preceding the
           ------------------
date on which an  Exit Event occurs.

          "Event of Default" shall have the meaning assigned to it in Section
           ----------------                                           -------
8.01.
----

          "Exit Event" shall mean the first of the following events to occur
           ----------
after March 30, 1998: (a) the fifth anniversary of the Closing Date, (b) the repayment in full of the Series A Bridge Notes, (c) an event which, pursuant to

Section 2.04 hereof,  requires the prepayment in full of the Series A Bridge
------------
Notes, (d) a Change of Control, (e) a Sale of the Company, or (f) the closing of any underwritten public offering by the Company or any of its Subsidiaries for cash of any class of debt or equity securities to be issued by the Company or such Subsidiary, pursuant to an effective registration statement under the Securities Act, other than on Forms S-4 or S-8, or any successor to such Forms for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively.

          "GE Capital" shall have the meaning assigned to it in the preamble to
           ----------
this Agreement.

          "Holder" shall have the meaning assigned to it in the preamble to this
           ------
Agreement.

          "Indemnified Person" shall have the meaning assigned to it in Section
           ------------------                                           -------
12.17.
-----

          "Insolvency Proceeding" shall have the meaning assigned to it in
           ---------------------
Section 9.03(a).
---------------

          "Junior Securities" shall mean (i) the securities of the Company
           -----------------
(including senior securities) provided for by a Plan that has been proposed in a case under the Bankruptcy Code and confirmed by final order of the bankruptcy court having jurisdiction over such case, and (ii) shares of common stock or other equity securities, and debt securities, the payment of which is subordinated, at least to the extent provided in this Agreement with respect to the Bridge Note Obligations, to the payment of all Senior Indebtedness at the time outstanding and to the payment of all debt securities issued in exchange therefor to the Senior Lenders, which shares or other equity or debt securities have been provided for by a Plan which has been adopted or agreed to other than pursuant to a proceeding referred to in clause (i) of this definition and which has been approved or agreed to by the Senior Lenders.

          "Material Contracts" shall mean (a) each Management Agreement, and (b)
           ------------------
each contract to which the Company or any of its Subsidiaries is now or hereafter a party, either (i) involving aggregate consideration payable to or by the Company or such Subsidiary, contingent or otherwise, in excess of $5,000,000; or (ii) the breach or termination by any party of which would be a Material Adverse Event.

          "Maturity Date" shall mean the earlier of the Stated Maturity Date or
           -------------
such other date when the Bridge Notes or portion thereof shall be or become due and payable in accordance with the terms of this Agreement, whether by required repayment, prepayment, declaration or otherwise.

          "Maximum Lawful Rate" shall have the meaning assigned to it in Section
           -------------------                                           -------
2.07.
----

          "NASD" shall mean the National Association of Securities Dealers,
           ----
Inc., or any successor corporation thereto.

          "Options" shall mean rights, options or warrants to subscribe for,
           -------
purchase or otherwise acquire shares of Common Stock or Convertible Securities, other than the option to acquire Common Stock pursuant to Section 3.04 hereof.
                                                          ------------

          "Outstanding Shares of Common Stock" shall mean, as of the
           ----------------------------------
Determination Date, the number of shares of Common Stock issued and outstanding on such date, plus the number of shares of Common Stock issuable on such date
              ----
upon exercise of all outstanding Options and conversion of all outstanding Convertible Securities, whether or not then exercisable or convertible, minus
                                                                        -----
the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Common Stock issuable in respect of such Options outstanding on such date would purchase at the Current Market Value per share of Common Stock on such date.

          "Plan" shall mean a plan proposed in an Insolvency Proceeding for the
           ----
reorganization or rehabilitation of the Company, a composition or extension of the Company's debts and liabilities or a liquidation in whole or in part of the Company's assets.

          "Purchaser" shall have the meaning assigned to it in the preamble to
           ---------
this Agreement.

          "Prepayment Premium" shall mean, with respect to the principal amount
           ------------------
of any Bridge Note being prepaid on or after September 30, 1998 but before September 30, 2004, an amount equal to such principal amount multiplied by the percentage designated below based on the date when such prepayment occurs:

                 Date                                       Percentage
                 ----                                       ----------

     On or after September 30, 1998 but
       before September 30, 1999                              5%

     On or after September 30, 1999 but
       before September 30, 2000                              4.167%

     On or after September 30, 2000 but
       before September 30, 2001                              3.333%

     On or after September 30, 2001 but
       before September 30, 2002                              2.500%

     On or after September 30, 2002 but
       before September 30, 2003                              1.667%

     On or after September 30, 2003 but
       before September 30, 2004                              0.833%

          "Ramsay Holdings" shall have the meaning assigned to it in the
           ---------------
preamble to this Agreement.

          "Required Holders" shall mean Holders holding, in the aggregate, more
           ----------------
than 50% of the outstanding principal amount of the Bridge Notes at any time.

          "Required Series A Holders" shall mean Holders holding, in the
           -------------------------
aggregate, more than 50% of the outstanding principal amount of the Series A Bridge Notes at any time.

          "Related Transactions" shall mean the incurrence of the Senior
           --------------------
Indebtedness pursuant to the Senior Credit Agreement, the issuance of the Series 1997 Preferred Stock pursuant to the Preferred Stock Purchase Agreement, the issuance of the Series 1997-A Preferred Stock pursuant to the Ramsay Preferred Stock Purchase Agreement, the payment of all fees, costs and expenses associated with all of the foregoing and the execution and delivery of all of the Related Transaction Documents.

          "Related Transaction Documents" shall mean the Senior Credit
           -----------------------------
Agreement, the Senior Credit Documents, the Preferred Stock Purchase Agreement, the Preferred Stock Designation, the Ramsay Common Stock Subscription Agreement, the Ramsay Preferred Stock Purchase Agreement, the Ramsay Preferred Stock Designation, and all agreements, instruments, documents and certificates executed by or on behalf of the Company in connection with the Related Transactions.

          "Sale of the Company" shall mean (i) the sale by the shareholders of
           -------------------
the Company in one or more related transactions of shares of Stock then issued and outstanding (including, without limitation, pursuant to a tender offer for such shares) representing a majority of the total number of votes eligible to be cast by all holders of the Company's Stock for the election of directors of the Company under ordinary circumstances; (ii) the merger or consolidation of the Company with or into any other Person (other than a merger in which the Company is the corporation surviving the merger and which is permitted pursuant to

Section 7.02 hereof); (iii) the sale by the Company or any of its Subsidiaries
------------
of the capital stock of one or more of its Subsidiaries, the merger of one or more of the Company's Subsidiaries with and into any Person other than a direct or indirect wholly-owned Subsidiary of the Company or the sale by the Company or any of its Subsidiaries of other assets of the Company or any of its Subsidiaries, in one or more transactions, whether or not related, involving Stock or assets representing or aggregating 50% or more of the consolidated book value of the Company's assets as of the Closing Date; or (iv) any recapitalization of the Company shall occur pursuant to which Ramsay Affiliates shall have acquired beneficial ownership of issued and outstanding shares of capital stock of the Company having the right to cast more than 66-2/3% of the total number of votes in an election of directors of the Company under ordinary circumstances.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect from time to time.

          "Senior Agent" shall mean General Electric Capital Corporation, in its
           ------------
capacity as Administrative Agent for the Senior Lenders under the Senior Credit Agreement, and its successors in such capacity under the Senior Credit Agreement.

          "Senior Covenant Default" shall mean any default under any Senior
           -----------------------
Indebtedness (other than a Senior Payment Default) that permits the Senior Lenders or the Senior Agent to accelerate the maturity of the Senior Indebtedness or that has been the basis for the acceleration of the maturity of the Senior Indebtedness.

          "Senior Credit Agreement" shall mean that certain Credit Agreement,
           -----------------------
dated as of the date hereof, by and among the Company, the Senior Lenders, the Senior Agent and GECC Capital Markets Group, Inc., as Syndication Agent, as amended, restated, refinanced, supplemented or otherwise modified from time to time.

          "Senior Credit Documents" shall mean and include (i) the Senior Credit
           -----------------------
Agreement, the other "Loan Documents" (as defined in the Senior Credit Agreement), and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Senior Indebtedness and
(ii) all renewals, extensions, substitutions, refundings, refinancings, restructurings or replacements thereof (including all successive renewals, extensions, substitutions, refundings, refinancings, restructurings or replacements of any Senior Credit Documents, whether or not with the same lenders or holders, and whether or not with the same entity as the Company so long as such borrower is a successor or assign of the Company).

          "Senior Indebtedness" shall mean (i) all Senior Obligations now or
           -------------------
hereafter existing under or with respect to any of the Senior Credit Documents, whether such Senior Obligations are now or hereafter existing and however and whenever made or incurred, and whether direct or indirect, absolute or contingent, due or to become due, or secured or unsecured, including all principal, interest and premium on, and all other amounts payable in respect of, any of such Senior Obligations, and all commitment or other fees, indemnity amounts, reimbursement obligations and other amounts owed by the Company or any of its Subsidiaries to the Senior Lenders thereunder, (ii) any and all loans now or hereafter made or other credit extended by the Senior Lenders to the Company, including, without limitation, during the pendency of any Insolvency Proceeding of the Company, (iii) all interest at any time accrued with respect to the foregoing (including any interest that accrues during the pendency of any bankruptcy case of the Company, whether or not the Senior Lenders are authorized by Section 506 of the Bankruptcy Code to collect such interest from the Company), and (iv) all reasonable costs and expenses incurred by the Senior Agent or the Senior Lenders in connection with its or their enforcement of any rights or remedies under the Senior Credit Documents, the collection of any of the Senior Indebtedness or the protection of, or realization upon, any collateral securing the Senior Obligations after the occurrence and during the continuance of an "Event of Default" (as defined in the Senior Credit Agreement), including, without limitation, attorneys' fees, court costs, appraisal and consulting fees, auctioneer's fees, rent, storage, insurance premiums and like items and whether or not such amounts are allowed as a claim against the Company under the Bankruptcy Code, in each case to the extent that the Company is now or hereafter becomes liable to pay any such amounts to the Senior Lenders or the Senior Agent in connection with any of the foregoing items
(i)-(iii) under any agreement or by applicable law.

          "Senior Lenders" shall mean all of the "Lenders" that are parties to
           --------------
the Senior Credit Agreement from time to time.

          "Senior Obligations" shall mean all "Obligations" (as defined in the
           ------------------
Senior Credit Agreement) now or hereafter existing under or with respect to any of the Senior Credit Documents.

          "Senior Payment Default" shall mean any default in the payment of any
           ----------------------
Senior Indebtedness that permits the Senior Lender to accelerate the maturity of the Senior Indebtedness or that has been the basis for the acceleration of the maturity of the Senior Indebtedness.

          "Series A Bridge Notes" shall have the meaning assigned to it in
           ---------------------
Section 1.01(b).
---------------

          "Series B Bridge Notes" shall have the meaning assigned to it in
           ---------------------
Section 1.01(b).
---------------

          "Stated Maturity Date" shall mean September 30, 2005.
           --------------------

     SECTION 10.03  Certain Matters of Construction.
                    -------------------------------

          (a) Except as otherwise set forth in Annex C, any accounting term used
                                               -------
in this Agreement or the other Bridge Note Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP.

          (b) All other undefined terms contained in this Agreement or the other Bridge Note Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein.

          (c) The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the annexes, exhibits and schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

          (d) For purposes of this Agreement and the other Bridge Note Documents, the following additional rules of construction shall apply: (i) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the femi nine and the neuter; (ii) the term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary; (iii) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (iv) all references to any instruments or agreements, including references to any of the Bridge Note Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

          (e) Unless otherwise indicated, all references in this Agreement to articles, sections, subsections, schedules, annexes, exhibits and attachments shall refer to the corresponding articles, sections, subsections, schedules, annexes, exhibits and attachments of or to this Agreement. All schedules, annexes, exhibits and attachments hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such schedules and annexes, all schedules and annexes referred to herein shall mean the schedules and annexes as in effect as of the Closing Date.

                                 ARTICLE 11
              REGISTRATION; EXCHANGE; SUBSTITUTION OF BRIDGE NOTES
              ----------------------------------------------------

     SECTION 11.01  Registration of Bridge Notes.  The Company shall keep at its
                    ----------------------------
principal executive office a register for the registration of transfers of Bridge Notes. The name and address of each Holder, each transfer thereof and the name and address of each transferee of one or more Bridge Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Bridge Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any Holder, promptly upon request therefor, a complete and correct copy of the names and addresses of all Holders.

     SECTION 11.02  Transfers.
                    ---------

          (a) Subject to compliance with applicable securities laws, the Holders may transfer all or any portion of the Bridge Notes held by them at any time to any Person, provided, however, that (i) Ramsay Holdings may not transfer any
            --------  -------
Bridge Notes of which it is the Holder at any time while GE Capital is the Holder of any Bridge Notes, other than transfers to Ramsay Affiliates pursuant to which such Ramsay Affiliates agree to be bound by this clause (i), and (ii) no Holder may transfer Bridge Notes to any Person other than a bank, savings and loan association or other financial institution, a commercial lender or an insurance company, investment fund or other institutional investor, or to an Affiliate of the Holder, without the prior written consent of the Company, such consent not unreasonably to be withheld.

          (b) The Company shall assist any Holder permitted to transfer Bridge Notes under this Section 11.02 as reasonably required to enable the transferring
                 -------------
Holder to effect any such transfer, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be reasonably requested and the preparation of informational materials for, and the participation of management in meetings with, potential transferees. The Company shall certify the correctness, completeness and accuracy of all descriptions of the Company, its Subsidiaries and their affairs contained in any selling materials provided by it and all other information provided by it and included in such materials, except that any Projections delivered by the Company shall only be certified by the Company as having been prepared by the Company in compliance with the representations contained in Schedule 3.04 of the Senior Credit Agreement.

     SECTION 11.03  Transfer and Exchange of Bridge Notes. Upon surrender of any
                    -------------------------------------
Bridge Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder or his attorney duly authorized in writing and accompanied by (i) the address for notices of each transferee of such Bridge Note or part thereof, (ii) evidence of the payment of any applicable transfer taxes, and (iii) an executed agreement from the transferee in favor of the Company, making the representations and warranties set forth in Section 1.04 and
                                                                ------------
agreeing to be bound by the terms and conditions of this Agreement), the Company shall execute and deliver, at its expense, one or more new Bridge Notes (as requested by the registered

Holder thereof) in exchange therefor, in an aggregate principal amount of the surrendered Bridge Note. Each such new Bridge Note shall be payable to such Person as such Holder shall request and shall be substantially in the form of

Exhibit A or B, as applicable.  Each such new Bridge Note shall be dated and
---------    -
bear interest from the date to which interest shall have been paid on the surrendered Bridge Note or dated the date of the surrendered Bridge Note if no interest shall have been paid thereon. Bridge Notes shall not be transferred in denominations of less than $1,000,000; provided that if necessary to enable the
                                       --------
registration of transfer by a Holder of all of its Bridge Notes, one Bridge Note may be in a denomination of less than $1,000,000. Transfers hereunder shall be made by the Company to the extent permitted by applicable law.

     SECTION 11.04  Replacement of Bridge Notes.  Upon receipt by the Company of
                    ---------------------------
written notice from any Holder of the loss, theft, destruction or mutilation of any Bridge Note held by such Holder and (a) in the case of loss, theft or destruction, of security reasonably satisfactory to the Company (or, in the case of GE Capital or any other Holder that is an institutional investor, an unsecured agreement of indemnity from such Holder), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its own expense, shall execute and deliver, in lieu thereof, a new Bridge Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Bridge Note or dated the date of such lost, stolen, destroyed or mutilated Bridge Note if no interest shall have been paid thereon.


                                    ARTICLE 12
                                 MISCELLANEOUS
                                 -------------

     SECTION 12.01  Complete Agreement.  This Agreement, the other Bridge Note
                    ------------------
Documents, the Senior Credit Agreement, the other Senior Credit Documents and the Preferred Stock Purchase Agreement constitute the complete agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied) relating to a financing of substantially similar form, purpose or effect, including the commitment letter and fee letter, each dated August 7, 1997 between the Company and GE Capital.

     SECTION 12.02  Amendments and Waivers.
                    ----------------------

          (a) No amendment, modification, termination or waiver of any provision of this Agreement, or any consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company and by the Required Holders, the Required Series A Holders or all affected Holders, as applicable. Except as set forth in Section 12.02(b) below,
                                                         ----------------
all such amendments, modifications, terminations or waivers requiring the consent of any Holders shall require the written consent of the Required Holders.

          (b) No amendment, modification, termination or waiver shall, unless in writing and signed by each Holder holding a Bridge Note directly affected thereby, do any of the following: (i) reduce the principal of, rate of interest on, or any fees payable with respect to any Bridge Note of any affected Holder; (ii) extend any scheduled payment date or final maturity date of the principal amount of any Bridge Note of any affected Holder; (iii) waive, forgive, defer, extend or postpone any payment of interest or fees as to any affected Holder; (iv) change the percentage of the aggregate unpaid principal amount of the Bridge Notes which shall be required for Holders or any of them to take any action hereunder; or (v) amend or waive this Section 12.02
                                                                 -------------
or the definition of the term "Required Holders" insofar as such definition affects the substance of this Section 12.02.
                              -------------

          (c) No amendment, modification, termination or waiver affecting the rights or duties of the Designated Holder under this Agreement or any other Bridge Note Document shall be effective unless in writing and signed by the Designated Holder, in addition to the Holders required hereinabove to take such action.

          (d) No amendment, modification, termination or waiver shall, unless in writing and signed by all of the Holders of Series A Bridge Notes, amend or waive (i) any provision of Article 3 hereof or (ii) the definition of "Required
                           ---------
Series A Holders."

          (e) Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver of any provision of any Bridge Note shall be effective without the written concurrence of the holder of that Bridge Note. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 12.02 shall be
                                                   -------------
binding upon each holder of the Bridge Notes at the time outstanding and each future holder of the Bridge Notes.

     SECTION 12.03  Fees and Expenses; Taxes.
                    ------------------------

          (a) The Company shall reimburse GE Capital for all reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation, execution and delivery of the Bridge Note Documents (including the reasonable fees and expenses of GE Capital's special counsel, advisors and consultants retained in connection with the transactions contemplated by the Bridge Note Documents and for advice in connection therewith). The Company shall reimburse GE Capital (and, with respect to clauses (iii), (iv) and (v) below, all Holders) for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors to the Holders (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

                (i) wire transfer fees and other costs of the forwarding to the Company of the proceeds of the Bridge Notes;

               (ii) any amendment, modification or waiver of, or consent with respect to, any of the Bridge Note Documents or any advice in connection with the administration of the transactions contemplated by the Bridge Note Documents or the rights of the Holders thereunder;

              (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by any Holder, the Company or any other Person) in any way relating to any of the Bridge Note Documents or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Company or any other Person that may be obligated to Holders by virtue of the Bridge Note Documents; including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Bridge Notes during the pendency of one or more Events of Default; provided, that the Company shall not be
                                       --------
        liable to reimburse any Holder for any such fees, costs or expenses incurred by it in the defense of any Claim as to which such Holder would not be entitled to indemnification by virtue of the proviso to Section
                                                                       -------
        12.17.
        ------

               (iv) any attempt to enforce any remedies of any Holder against the Company under any of the Bridge Note Documents; or

                (v) any work-out or restructuring of the Bridge Note Documents during the pendency of one or more Events of Default;

including all reasonable attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings; and all reasonable out-of-pocket expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section 12.03 shall be payable, on demand, by the Company to the
        -------------
respective Holders, as applicable. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: reasonable fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

          (b) In addition, the Company agrees to pay any present or future transfer, intangible personal property, stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from the issuance, sale or delivery of the Bridge Notes by the Company to Purchasers pursuant to this Agreement or the issuance of Common Stock to Purchasers pursuant to Section 3.04 hereof, in each case within ten (10) Business Days
            ------------
after demand by either Purchaser therefor (including penalties, interest and expenses arising therefrom or with respect thereto), whether or not such taxes were correctly or legally asserted.

     SECTION 12.04 No Waiver.  No failure on the part of any Holder, at any time
                   ---------
or times, to require strict performance by the Company of any provision of this Agreement and any of the other Bridge Note Documents shall waive, affect or diminish any right of the Holders thereafter to demand strict compliance and performance therewith. Any suspension or waiver of a Default or Event of Default shall not suspend, waive or affect any other Default or Event of Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Company contained in this Agreement or any of the other Bridge Note Documents and no Default or Event of Default by the Company shall be deemed to have been suspended or waived by the Holders, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of each of the Required Holders, the Required Series A Holders or all Holders, as required by Section 12.02
                                                             -------------
above, and directed to the Company specifying such suspension or waiver.

     SECTION 12.05 Remedies.  The rights and remedies of the Holders under this
                   --------
Agreement and the other Bridge Note Documents shall be cumulative and nonexclusive of any other rights and remedies which the Holders may have under any other agreement, including the Bridge Note Documents, by operation of law or otherwise.

     SECTION 12.06 Severability.  Wherever possible, each provision of this
                   ------------
Agreement and each of the other Bridge Note Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any of the other Bridge Note Documents shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any of the other Bridge Note Documents.

     SECTION 12.07 Conflict of Terms.  Except as otherwise provided in this
                   -----------------
Agreement or any of the other Bridge Note Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision contained in any of the other Bridge Note Documents, the provisions contained in this Agreement shall govern and control.

     SECTION 12.08 Setoff and Sharing of Payments.
                   ------------------------------

          (a) Subject to the terms of Article 9 hereof, in addition to any
                                      ---------
rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Holder is hereby authorized to the extent permitted by applicable law at any time or from time to time, without notice to the Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of the Company or any of its Subsidiaries (regardless of whether such balances are then due to the Company or such Subsidiary) and any other properties or assets any time held or owing by that Holder to or for the credit or for the account of the Company or such Subsidiary against and on account of any of the Bridge Note Obligations which are not paid when due.

          (b) Any Holder exercising a right to set off or otherwise receiving any payment on account of the Bridge Note Obligations in excess of its ratable share thereof shall purchase for cash (and the other Holders shall sell) such participations in each such other Holder's ratable share of the

Bridge Note Obligations as would be necessary to cause such Holder to share the amount so set off or otherwise received with each other Holder in accordance with their respective ratable shares. The Company agrees, to the fullest extent permitted by law, that (a) any Holder may exercise its right to set off with respect to amounts in excess of its ratable share of the Bridge Note Obligations and may sell participations in such amount so set off to other Holders and (b) any Holders so purchasing a participation in the Bridge Notes or other Bridge Note Obligations held by other Holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Holder were a direct holder of the Bridge Notes and the other Bridge Note Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Holder that has exercised the right of set-off, the purchase of participations by that Holder shall be rescinded and the purchase price restored without interest.

     SECTION 12.09 Notices.  Except as otherwise provided herein, whenever it is
                   -------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another party, or whenever any of the parties desires to give or serve upon another party any communication with respect to this Agreement or any of the other Bridge Note Documents, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 12.09), (c) one Business Day after deposit with a
                 -------------
reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Company or a Holder) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     If to GE Capital, at:              General Electric Capital Corporation
                                        3379 Peachtree Road, N.E.
                                        Suite 560
                                        Atlanta, Georgia  30326
                                        Attention:  Ms. Cheryl P. Boyd
                                        Telecopy No.:  (404) 266-3438
with copies to:           General Electric Capital Corporation
                          201 High Ridge  Road
                          Stamford, Connecticut  06927-5100
                          Attention:  Region Counsel - Commercial Finance
                          Telecopy No.:  (203) 316-7889

and                       King & Spalding
                          191 Peachtree Street
                          Atlanta, Georgia 30303-1763
                          Attention:  John Hays Mershon, Esq.
                          Telecopy No.:  (404) 572-5100

If to Ramsay Holdings at: Paul Ramsay Holdings Pty. Limited
                          154 Pacific Highway
                          St. Leonards NSW 2065
                          Australia
                          Attention: Director
                          Telecopy No.: 011-612-943-3460

with a copy to:           Haythe &  Curley
                          237 Park Avenue
                          New York, New York 10017
                          Attention: Bradley P. Cost, Esq.
                          Telecopy No.:  (212) 682-0200

If to any other Holder:   At its last known address appearing
                          on the books of the Company maintained
                          for such purpose in accordance with Section 11.01
                                                              -------------

If to the Company, at:    Ramsay Health Care, Inc.
                          Columbus Center
                          One Alhambra Plaza
                          Suite 750
                          Coral Gables, Florida 33134
                          Attention: Chief Financial Officer
                          Telecopy No.:  (305) 569-4647

with a copy to:           Haythe &  Curley
                          237 Park Avenue
                          New York, New York 10017
                          Attention: Bradley P. Cost, Esq.
                          Telecopy No.:  (212) 682-0200

     SECTION 12.10  Section Titles.  The Section titles and Table of Contents
                    --------------
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     SECTION 12.11 Counterparts.  This Agreement may be executed in any number
                   -------------
of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     SECTION 12.12 Time of the Essence.  Time is of the essence of this
                   -------------------
Agreement and each of the other Bridge Note Documents.

     SECTION 12.13 Publicity.
                   ---------

          (a) Except to the extent otherwise required by law, the Company shall not use the name of or refer to GE Capital, or any of its Affiliates, in any press release or other disclosure made in connection with the transactions contemplated by this Agreement without the prior written consent of GE Capital, and shall provide to GE Capital the proposed text of any such press release or other disclosure for review not later than two Business Days prior to the proposed date of release or disclo sure thereof.

          (b) Subject to a reasonable prior review, the Company consents to GE Capital's publishing a tombstone or similar advertising material relating to the financing transaction contem plated by this Agreement.

     SECTION 12.14 Confidentiality.  The Company has furnished and will furnish
                   ---------------
to Purchasers certain information concerning the Company which the Company has advised is non-public, proprietary or confidential in nature ("Confidential
                                                               ------------
Information").  Each Purchaser confirms to the Company, for itself, that it is
-----------
such Purchaser's policy and practice to maintain in confidence all Confidential Information which is provided to it under agreements providing for the extension of credit and which is identified to it as such, and that it will protect the confidentiality of Confidential Information submitted to it with respect to the Company under this Agreement, commensurate with its efforts to maintain the confidentiality of its own Confidential Information, provided, however, that (a)
                                                     --------  -------
nothing contained herein shall prevent either Purchaser from disclosing Confidential Information (i) to its Affiliates and their respective directors, officers and employees and to any legal counsel, auditors, appraisers, consultants or other persons retained by it or its Affiliates as professional advisors, on the condition that such information not be further disclosed except in compliance with this Section 12.14; (ii) under color of legal authority,
                        -------------
including, without limitation, to any regulatory authority having jurisdiction over it or its operations or to or under the authority of any court deemed by it to be of competent jurisdiction; (iii) to any actual or potential transferee of such Purchaser's Bridge Notes pursuant to Section 11.02 or any actual or
                                          -------------
potential assignee of such Purchaser's rights and obligations under this Agreement pursuant to Section 12.18 hereof, to the extent such actual or
                      -------------
potential assignee has agreed to maintain such information in confidence on the basis set forth in this Section 12.14; and (iv) as necessary in connection with
                        -------------
the exercise of its remedies under this Agreement or any of the other Bridge Note Documents; (b) the terms of this Section 12.14 shall be inapplicable to any
                                      -------------
information furnished to it which is in its possession prior to the delivery to it of such information by the Company, or otherwise has been obtained by it on a non-confidential basis, or which was or becomes available to the public or otherwise part of the public domain (other than as a result of such Purchaser's failure to abide hereby), or which was not non-public, proprietary or confidential when the Company delivered it to such Purchaser; and (c) the determination by such Purchaser as to the application of any of the circumstances described in the foregoing clauses (a) and (b) will be conclusive if made reasonably and in good faith.

     SECTION 12.15 GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY
                   -------------
OF THE BRIDGE NOTE DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE BRIDGE NOTE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER BRIDGE NOTE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER BRIDGE NOTE DOCUMENTS; PROVIDED, THAT THE
                                                          --------
PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, NEW YORK; AND FURTHER PROVIDED, THAT
                                                          ------- --------
NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY COURT OF COMPETENT JURISDICTION IN ANY OTHER JURISDICTION TO COLLECT THE BRIDGE NOTE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE HOLDERS. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL
         --------------------
OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 12.09 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED
   -------------
COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     SECTION 12.16 WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION
                   --------------------
WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE

PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR ANY OF THE OTHER BRIDGE NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 12.17 Indemnification.  The Company shall  indemnify and hold each
                   ---------------
Holder, their respective Affiliates, and their respective officers, directors, employees, attorneys and agents (each, an "Indemnified Person"), harmless from
                                           ------------------
and against any and all suits, actions, costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigations or defense, including those incurred upon any appeal) (each, a "Claim") which
                                                                -----
may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended under this Agreement or any other Bridge Note Document or otherwise arising in connection with the transactions contemplated hereunder and thereunder, including any and all Environmental Liabilities and regardless of whether the Indemnified Person is a party to such Claim; provided, that the Company shall not be liable for any indemnification to
       --------
such Indemnified Person with respect to any portion of any such Claim which results solely from such Indemnified Person's gross negligence, willful misconduct or breach of this Agreement as determined by a final judgment of a court of competent jurisdiction. NO HOLDER OR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THE BRIDGE NOTE DOCUMENTS OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED THEREBY.

     SECTION 12.18 Successors and Assigns.  This Agreement, the Bridge Notes and
                   ----------------------
the other Bridge Note Documents shall be binding on and shall inure to the benefit of the Company, the Holders and their respective successors and permitted assigns (including, in the case of the Company, a debtor-in-possession on behalf of the Company), except as otherwise provided herein or therein. The Company may not assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Bridge Note Documents without the prior express written consent of the Required Holders. Any such purported assignment, transfer, hypothecation or other conveyance by the Company without such prior express written consent shall be void. The terms and provisions of this Agreement and the other Bridge Note Documents are for the purpose of defining the relative rights and obligations of the Company and the Holders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Bridge Note Documents.

                                                 Annex A to Subordinated
                                                 Note Purchase Agreement
                                                 -----------------------


                         SCHEDULE OF CLOSING DOCUMENTS
                         -----------------------------


     In addition to this Agreement, duly executed by the Company and each Purchaser, as required by Article 4, Paragraph (a), Purchasers shall have
                          ------------------------
received the following, each dated the Closing Date, in form and substance satisfactory to Purchasers and their respective counsel, unless otherwise specified below:

     1.   PRINCIPAL BRIDGE NOTE DOCUMENTS.
          -------------------------------

     (a) Fee Letter.  The GE Capital Fee Letter.
         ----------

     (b) Notes.  A duly executed Series A Bridge Note payable to GE Capital in
         -----
the principal amount of $15,000,000 and a duly executed Series B Bridge Note payable to Ramsay Holdings in the principal amount of $2,500,000.

     2.   THIRD PARTY AGREEMENTS.
          ----------------------

     (a) Insurance.  Evidence that the insurance required by the terms of this
         ---------
Agreement is in full force and effect, including a certificate of insurance that evidences the existence of each policy of insurance, payment of all premiums therefor and compliance with the terms of this Agreement.

     3.   DOCUMENTS DELIVERED BY THE COMPANY.
          ----------------------------------

     (a) Board Resolutions and Incumbency Certificates.  A certificate of the
         ---------------------------------------------
Secretary or an Assistant Secretary of the Company certifying:

                (i) the resolutions adopted by the Board of Directors of the Company approving each Bridge Note Document and the transactions contemplated thereby, and any other documents evidencing other necessary corporate action by the Company;

               (ii) all documents evidencing any required governmental and third party approvals with respect to each such Bridge Note Document or, in lieu thereof, the officer's certificate contemplated by paragraph
        (b)(ii) of Article 4; and
                   ------- -

              (iii) the names and true signatures of the authorized officers of the Company.

     (b) Certificate of Incorporation, By-Laws and Good Standing Certificates.
         --------------------------------------------------------------------
Each of the following documents:

                (i) the certificate of incorporation of the Company as in effect on the Closing Date, certified by the Secretary of State of its State of incorporation no more than 30 days prior to the Closing Date, and the by-laws of the Company as in effect on the Closing Date, certified by the Secretary, Assistant Secretary or other appropriate officers or directors of the Company;

               (ii) a "long form" good standing certificate for the Company from the Secretary of State of its State of incorporation as of a date no more than 30 days prior to the Closing Date; and

              (iii) good standing certificates for the Company from the Secretary of State of the state in which the Company is required to qualify as a foreign corporation authorized to transact business, as of a date no more than 30 days prior to the Closing Date.

     (c) Financial Statements.  Copies of the Financial Statements described in
         --------------------
Schedule 5.04 in form and substance satisfactory to Purchasers.
-------------

     (d) Projections.  Copies of the Projections described in Schedule 5.04 in
         -----------                                          -------------
form and substance satisfactory to Purchasers.

     (e) Proposed Text of Press Release.  Not later than two Business Days prior
         ------------------------------
to the Closing Date, the proposed text of any press release or other disclosure proposed to be issued by the Company with respect to the transactions contemplated by this Agreement, for GE Capital's review in accordance with

Section 12.13(a).
----------------

     (f) Officer's Certificate.  A certificate of a Responsible Financial
         ---------------------
Officer of Company affirming that the conditions set forth in Article 4 have
                                                              ---------
been satisfied as of the Closing Date.

     (g) Other Certificates.  Certificates from a Responsible Financial Officer
         ------------------
of the Company as to each of (i) the Senior Credit Agreement and (ii) the Preferred Stock Purchase Agreement.

     (h) Payment Instructions.  Payment instructions from the Company providing
         --------------------
for the disbursement of the proceeds of the sale of the Bridge Notes in accordance with Section 1.03.
                ------------

     4.   LEGAL OPINION.
          -------------

          The opinion of Haythe & Curley, special counsel to the Company. in substantially the form of Exhibit C to this Agreement.
                          ---------

                                                 Annex B to Subordinated
                                                 Note Purchase Agreement
                                                 -----------------------


                 FINANCIAL STATEMENTS, PROJECTIONS AND NOTICES
                 ---------------------------------------------


     1. Within thirty-five (35) days after the close of each Fiscal Month, (i) an unaudited consolidated and consolidating income statement for the Company for such Fiscal Month and that portion of the current Fiscal Year ending as of the close of such Fiscal Month, together with comparisons to the corresponding income statement for the prior year's equivalent period, both on a monthly and year-to-date basis, and to budget, and (ii) the Company's consolidated balance sheet as at the end of such Fiscal Month.

     2. Within five (5) days after delivery to the SEC, but in any event within fifty (50) days after the close of each Fiscal Quarter, the Company's Form 10-Q for such Fiscal Quarter, together with a Compliance Certificate of a Responsible Financial Officer of the Company for such Fiscal Quarter, substantially in the form of Exhibit A to this Annex B.
                                               -------

     3. Within five days after delivery to the SEC, but in any event within one hundred five (105) days after the close of each Fiscal Year, the Company's Form 10-K for such Fiscal Year, including the annual audited financial statements of the Company, consisting of a consolidated balance sheet and the related consolidated statements of operations, retained earnings and cash flow, setting forth in comparative form the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without qualification by Ernst & Young LLP or another firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Required Holders, and accompanied by a statement in reasonable detail prepared by such accountants showing the calculations used in determining the Company's compliance with the financial covenants set forth in Annex D.
                       -------

     4. Concurrently with the delivery of the Financial Statements required by paragraph 3:

     (a) the annual letter of representation from a Responsible Financial Officer of the Company to such accountants in connection with their audit examination; and

     (b) a Compliance Certificate of a Responsible Financial Officer of the Company for such Fiscal Year, substantially in the form of Exhibit A to this

Annex B.
-------

     5. Not later than one hundred fifty (150) days after the close of each Fiscal Year, the annual management letter from such accountants to the Company in connection with their audit examination.

     6. Not later than sixty (60) days after the close of each Fiscal Year, financial projections for the next succeeding Fiscal Year which shall include financial projections for the Company for such

Fiscal Year in form reasonably acceptable to the Required Holders (similar in form and content to the Projections) approved by the Company's board of directors and, in each case, the following:

     (a) projected balance sheets of the Company as of the end of such Fiscal Year;

     (b) projected cash flow statements and forecasted Excess Borrowing Availability, including summary details of cash disbursements (including Capital Expenditures) for such Fiscal Year; and

     (c) projected statements of operations of the Company for such Fiscal Year, on a quarterly basis, prepared on a consolidated basis and on a consolidating basis for each major business segment of the Company (i.e., hospital based
                                                      ----
services, managed care and contract services) and, in the case of net revenues, on a consolidating basis in the format currently utilized by the Company (i.e.,
                                                                          ----
acute inpatient, residential treatment center, outpatient, subacute, managed care, contract services and other);

in each case including a description of major assumptions used in generating such balance sheets, cash flows and income statements (including, without limitation, assumptions with respect to Acquisitions during such Fiscal Year), and other appropriate supporting details as are reasonably requested by the Required Holders.

     7. As soon as practicable, but in any event within two (2) Business Days after the Company becomes aware of the existence of any Default or Event of Default, or any Material Adverse Event with respect to the Company and its Subsidiaries, taken as a whole, telephonic or telegraphic notice from a Responsible Financial Officer of the Company specifying the nature of such Default or Event of Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within five (5) days.

     8. Promptly upon their becoming available, copies of any registration statements and the regular, periodic and special reports which the Company shall have filed with the SEC (or any governmental agency substituted therefor) or any national securities exchange, including, without limitation, the Company's annual and quarterly reports on Forms 10-K and 10-Q.

     9. Promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed.

     10. Upon receipt thereof, copies of any material notice or other material communication received by the Company from the Senior Agent or any other Person in connection with the Senior Credit Agreement or any other agreement, document or instrument relating to Senior Indebtedness promptly after such notice or other communication is received by the Company.

     11. Such other reports and information respecting the Company's business, financial condition or prospects as the Required Holders may, from time to time, reasonably request.

                                                 Exhibit A to Annex B
                                                 --------------------


                             COMPLIANCE CERTIFICATE
                             ----------------------


TO:  GENERAL ELECTRIC CAPITAL CORPORATION
     RAMSAY HOLDINGS PTY. LIMITED

     Reference is made to that certain Subordinated Note Purchase Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the "Bridge Note Agreement"), among Ramsay Health Care, Inc.,
                        ---------------------
a Delaware corporation (the "Company"), and General Electric Capital Corporation
                             -------
and Ramsay Holdings Pty. Limited, as Purchasers.  Terms defined in Article 10
                                                                   ----------
and Annex C of  the Bridge Note Agreement and not otherwise defined in this
    -------
Compliance Certificate ("Certificate") shall have the meanings assigned to them
                         -----------
in the Bridge Note Agreement. This Certificate is delivered pursuant to [paragraph 3] [paragraph 4] [CHOOSE ONE] of Annex B to the Bridge Note Agreement
                                            -------
for the [Fiscal Quarter] [Fiscal Year] [CHOOSE ONE] ending __________ ___, ____, and the calculations set forth herein are as of the last day of such fiscal period (the "Calculation Date"). This Certificate is delivered with respect to
             ----------------
the Financial Statements delivered to Purchasers pursuant to [paragraph 2] [paragraph 3] [CHOOSE ONE] of Annex B to the Bridge Note Agreement as at the
                              -------
Calculation Date, and for the period then ended (the "Financial Statements").
                                                      --------------------

     The undersigned hereby certifies that he or she is the ___________ of the Company and in such capacity is a Responsible Financial Officer of the Company authorized and empowered to issue this Certificate for and on behalf of the Company; that he or she has reviewed the Financial Statements delivered to Purchasers herewith; and that he or she has made or supervised such examinations and investigations as are reasonably necessary to determine whether the Company is in compliance with all the terms and provisions set forth in the Bridge Note Agreement to be observed or performed by the Company, to determine whether a Default or Event of Default has occurred and is continuing, and to set forth accurately the computations required to show compliance with each of the financial covenants set forth in Annex C to the Bridge Note Agreement (the
                                 -------
"Financial Covenants") as of the Calculation Date and for the periods indicated,
--------------------
all as more specifically set forth below.

     The undersigned hereby further certifies as follows:

1.   FINANCIAL STATEMENTS; NO DEFAULT OR EVENT OF DEFAULT.
     ----------------------------------------------------

     [FOR QUARTERLY CERTIFICATE:] The Financial Statements are complete and do not contain any material error, misstatement or omission and present fairly in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) the financial position, the results of operations and the cash flow of the Company as at the end of the Fiscal Quarter to which such Financial Statements relate and for the period then ended, and to the knowledge of the undersigned [there was no Default or Event of Default in existence as of such time] [only those Defaults or Events of Default specified on Attachment 1 hereto
                                                             ------------
were in existence as of such time] [CHOOSE ONE].

     [FOR ANNUAL CERTIFICATE:] The Financial Statements are complete and correct and present fairly in accordance with GAAP the financial position, the results of operations and the changes in financial position of the Company as at the end of such Fiscal Year and for the period then ended and [there was no Default or Event of Default in existence as of such time] [only those Defaults or Events of Default specified on Attachment 1 hereto were in existence as of
                                  ------------
such time] [CHOOSE ONE].

2.COMPLIANCE WITH FINANCIAL COVENANTS.
  -----------------------------------

     Computations showing compliance with each of the Financial Covenants set forth in Annex C to the Bridge Note Agreement, as of the Calculation Date and
         -------
for the periods indicated, are as follows:

A.    EBITDA (paragraph 1(a) of Annex C)
      ------                    -------

      EBITDA, determined as of the Calculation Date, for the Rolling
      Four-Quarter Period specified in paragraph 1(a) of Annex C:
                                                         -------
      1.  Net Income:                                                 $_____________

      2.  Interest Expense:                                           $_____________

      3.  Tax Expense:                                                $_____________

      4.  Depreciation, amortization, etc.:                           $_____________

      5.  Extraordinary gains:                                        $(____________)

      6.  Non-cash portion of extraordinary losses                    $_____________

      7.  Losses from asset sales:                                    $_____________

      8.  Gains from asset sales:                                     $(____________)

      9.  Cash payments with respect to extraordinary losses
          related to a prior period:                                  $(____________)

      10. Net income resulting from reversal of 6/30/97 reserves:     $(____________)

      11. Actual EBITDA (Item 1 plus Item 2 plus Item 3 plus
          Item 4 minus Item 5 plus Item 6 plus Item 7 minus
          Item 8 minus Item 9 minus Item 10):                         $_____________

      12. Minimum EBITDA (as set forth for the Rolling Four-
          Quarter Period specified in paragraph 1(a) of Annex C):     $_____________

B.    LEVERAGE RATIO (paragraph 1(b) of Annex C)
      --------------                    -------

      Leverage Ratio, determined as of the Calculation Date, for the Rolling
      Four-Quarter Period specified in paragraph 1(b) of Annex C:
                                                         -------
      1.  Funded Debt:                                                                    $_____________

      2.  EBITDA (Item A11 above):                                                        $_____________

      3.  Actual Ratio (Item 1 divided by Item 2):                                         ________:1.00

      4.  Maximum Ratio (as set forth for the applicable Rolling
          Four-Quarter Period in paragraph 1(b) of Annex C):                               ________:1.00

C.    FIXED CHARGE COVERAGE RATIO
      ---------------------------
      (paragraph 1(c) of Annex C)

      Fixed Charge Coverage Ratio, determined as of the Calculation Date, for the Rolling Four-Quarter Period specified in paragraph 1(c) of
      Annex C:
      -------

      1.  EBITDA (Item A11 above):                                                        $_____________

      2.  Capital Expenditures:                                                           (____________)

      3.  Cash Tax Expense:                                                               (____________)

      4.  Certain Cash Payments:                                                          (____________)

      5.  Numerator (Item 1 minus Item 2 minus
          Item 3 minus Item 4):                                                           _____________

      6.  Interest Expense:                                                               _____________

      7.  Principal Amortization:                                                         _____________

      8.  Earn-out Payments:                                                              =============

      9.  Denominator (Item 6 plus Item 7 plus Item 8):                                   $____________

     10.  Actual Ratio (Item 5 divided by Item 9):                                                :1.00

     11.  Minimum Ratio (as set forth for the applicable Rolling
          Four-Quarter Period in paragraph 1(c) of Annex C):                                  1.10:1.00


D.    INTEREST COVERAGE RATIO (paragraph 1(d) of Annex C)
      -----------------------                    -------

      Interest Coverage Ratio, determined as of the Calculation Date, for the Rolling Four-Quarter Period specified in paragraph 1(d) of Annex C:

      1.  EBITDA (Item A11 above):                                                     $_____________

      2.  Capital Expenditures:                                                        $(____________)

      3.  Numerator (Item 1 minus Item 2):                                             $_____________

      4.  Interest Expense:                                                            $_____________

      5.  Actual Ratio (Item 3 divided by Item 4):                                      ________:1.00

      6.  Minimum Ratio (as set forth for the applicable Rolling Four-
          Quarter Period in paragraph 1(d) of Annex C):                                     1.50:1.00

E.    TANGIBLE NET WORTH (paragraph 1(e) of Annex C)
      ------------------                    -------

      Tangible Net Worth, determined as of the Calculation Date:

      1.  Shareholders' equity:                                                        $_____________

      2.  Intangible assets:                                                           $(____________)

      3.  Actual Tangible Net Worth (Item 1 minus Item 2):                             $_____________

      4.  Base Amount:                                                                 $   25,000,000

      5.  Cumulative positive Net Income after June 30, 1997:                          $_____________

      6.  Multiplier:                                                     x 50% =      $_____________

      7.  Minimum Tangible Net Worth (Item 4 plus Item 6):                             $_____________

F.    CAPITAL EXPENDITURES (paragraph 1(f) of Annex C):
      --------------------                    --------

      Capital Expenditures for Fiscal Year to Date:                                    $_____________

      Maximum Permitted Capital Expenditures for such Fiscal Year:                     $_____________

G.    INVESTMENTS (Section 6.03)
      -----------

      Aggregate Practice Guarantees:                                                   $_____________

      Maximum Permitted Amount:                                                        $    1,000,000

      Aggregate amount paid to purchase minority Stock interests:                      $_____________

      Maximum Permitted Amount:                                                        $    1,000,000

3.    MATERIAL SUBSIDIARIES.
      ----------------------

      Attached hereto is a schedule setting forth the names and jurisdictions of incorporation of each Material Subsidiary as of the Calculation Date.

4.   NO MATERIAL ADVERSE EVENT.
     -------------------------

     To the best of my knowledge, [EXCEPT AS DESCRIBED IN ATTACHMENT 2 OR IN AN
                                                          ------------
EARLIER COMPLIANCE CERTIFICATE,] no Material Adverse Event with respect to the Company or its Subsidiaries taken as a whole has occurred since the date of the last audited Financial Statements delivered pursuant to Annex B to the Bridge
                                                        -------
Note Credit Agreement.

     IN WITNESS WHEREOF, the undersigned, in his or her capacity as a Responsible Financial Officer, has executed and delivered this Compliance Certificate and made the certifications contained herein.

     Dated:  this ____ day of ____________, ______



                               _________________________________
                               Name:
                               Title:

                                              Annex C to Subordinated
                                              Note Purchase Agreement
                                              -----------------------


                              FINANCIAL COVENANTS
                              -------------------


     1.   Financial Covenants.  The Company shall not breach or fail to comply
          -------------------
with any of the following financial covenants:

     (a) The Company shall maintain, as of the end of each Rolling Four-Quarter Period, commencing with the Rolling Four-Quarter Period ending December 31, 1997, EBITDA of not less than $11,000,000.

          (b) The Company shall maintain, as of the end of each Rolling Four-Quarter Period set forth below, a Leverage Ratio of not more than the ratio set forth below for the Rolling Four-Quarter Period corresponding thereto:

              Rolling Four-Quarter
              --------------------
                 Period Ending                           Ratio
                 -------------                           -----

              12/31/97 -  3/31/99                       5.00:1.00
               6/30/99 -  9/30/00                       4.50:1.00
   Each Rolling-Four Quarter Period thereafter          4.00:1.00

     (c) The Company shall maintain, as of the end of each Rolling Four-Quarter Period, commencing with the Rolling Four-Quarter Period ending December 31, 1997, a Fixed Charge Coverage Ratio of not less than 1.10:1.00.

     (d) The Company shall maintain, as of the end of each Rolling Four-Quarter Period, commencing with the Rolling Four-Quarter Period ending December 31, 1997, an Interest Coverage Ratio of not less than 1.50:1.00.

     (e) The Company shall maintain, as of the last day of each Fiscal Quarter, commencing December 31, 1997, a Tangible Net Worth of not less than an amount equal to the sum of (i) $25,000,000 plus, (ii) fifty percent (50%) of the
                                    ----
Company's cumulative positive Net Income for each Fiscal Quarter ended subsequent to June 30, 1997, through and including the Fiscal Quarter then ended (but without reduction for negative Net Income).

     (f) The Company shall not make Capital Expenditures in excess of $5,000,000 in the aggregate during its Fiscal Year ending June 30, 1998, and $6,000,000 in the aggregate during any Fiscal Year thereafter.

     2.   Transitional Rules; Pro Forma Adjustments.
          -----------------------------------------

     (a) Transitional Rules.  Notwithstanding anything to the contrary set forth
         ------------------
herein, in calculating the Company's compliance with the financial covenants set forth in paragraphs 1(c) and (d) above for the Rolling Four-Quarter Periods ending December 31, 1997, March 31, 1998 and June 30, 1998, the "Rolling Four-Quarter Period" ending December 31, 1997 shall mean the Fiscal Quarter then ended; the "Rolling Four-Quarter Period" ending March 31, 1998 shall mean the two Fiscal Quarters then ended; and the "Rolling Four-Quarter Period" ending June 30, 1998 shall mean the three Fiscal Quarters then ended.

     (b) Pro Forma Adjustments.  In calculating the Company's compliance with
         ---------------------
the financial covenants set forth in paragraphs 1(a), (b), (c) and (d) above, the following adjustments shall be made on a pro forma basis to reflect the
                                             ---------
effect of Acquisitions occurring after the Closing Date and during the relevant Rolling Four-Quarter Period:

                (i) For the purposes of paragraphs 1(a), (b), (c) and (d), EBITDA shall be adjusted on a pro forma basis to include the actual historical EBITDA of such acquired entity for such period (as defined in this Annex C, but determined for such entity) , as if such entity had
             -------
        been acquired on the first day of such period, to eliminate, as of the first day of such period, any Indebtedness refinanced in such Acquisition and to include, as of the first day of such period, any Indebtedness incurred in connection with such Acquisition (including any portion thereof incurred to fund such refinancing);

               (ii) For the purposes of paragraph 1(b), Funded Debt shall be adjusted on a pro forma basis to reflect, as of the first day of such
                      ---------
        period, any Funded Debt incurred, assumed or refinanced in connection with such Acquisition; and

              (iii) For the purposes of paragraphs 1(c) and (d), Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense shall be adjusted on a pro forma basis to include the actual Capital
                      ---------
        Expenditures, Fixed Charges, Interest Expense and Tax Expense of such acquired entity for such period, as if such entity had been acquired on the first day of such period, including, any interest attributable to any Indebtedness incurred in connection with such Acquisition, but excluding any Interest Expense or other Fixed Charges attributable to any Indebtedness refinanced in such Acquisition.

     3.   Definitions and Rules of Construction.
          -------------------------------------

     (a) Defined Terms.  Capitalized terms used in this Annex C and not defined
         -------------                                  -------
in Article 10 of this Agreement shall have the following respective meanings:
   ----------

          "Capital Expenditures" shall mean, with respect to any fiscal period
           --------------------
of the Company, all of the Company's consolidated expenditures during such period for any fixed assets or improvements, or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP, and, in any event, shall include Capital Lease Obligations and all asset purchases secured by purchase money security interests.

          "Capital Lease" shall mean any lease of any property (whether real,
           -------------
personal or mixed) by any Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a consolidated balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

          "Capital Lease Obligation" shall mean, as of any date, the amount of
           ------------------------
the obligation of the lessee under a Capital Lease that, in accordance with GAAP, would appear on a consolidated balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed as such in a note to such balance sheet.

          "EBITDA" shall mean, with respect to any fiscal period of the Company,
           ------
(i) Net Income for such period, plus (ii) Interest Expense for such period, plus
                                ----                                        ----
(iii) Tax Expense for such period, plus (iv) to the extent deducted in
                                   ----
determining Net Income, the Company's depreciation, amortization and other similar non-cash charges for such period, minus (v) to the extent included in
                                          -----
determining Net Income, the Company's extraordinary gains for such period, plus
                                                                           ----
(vi) to the extent included in determining Net Income, the non-cash portion of any of the Company's extraordinary losses for such period, plus, (vii) any
                                                           ----
losses from asset sales for such period, minus (viii) any gains from asset sales
                                         -----
for such period, all determined in accordance with GAAP on a consolidated basis,

minus (ix) any cash payments made with respect to extraordinary losses related
-----
to a prior period, minus (x) to the extent included in determining Net Income,
                   -----
any consolidated net income derived from the reversal of a reserve reflected in the 1997 Audited Financial Statements for which there was not a corresponding cash payment.

          "Fixed Charge Coverage Ratio" shall mean, with respect to any fiscal
           ---------------------------
period of the Company, the ratio of (a) the sum of (i) EBITDA for such period,

minus (ii) Capital Expenditures during such period, minus (iii) that portion of
-----                                               -----
Tax Expense paid in cash during such period, minus (iv) any payment made in cash
                                             -----
for which the offsetting entry on Borrower's Financial Statements is a debit to a reserve reflected in the 1997 Audited Financial Statements, rather than an expense or reduction of revenues on Borrower's income statement, to (b) Fixed Charges for such period.

          "Fixed Charges" shall mean, with respect to any fiscal period of the
           -------------
Company, the sum of (i) Interest Expense for such period, plus (ii) regularly
                                                          ----
scheduled payments of principal paid on Funded Debt during such period.

          "Funded Debt" shall mean all of the Company's consolidated
           -----------
Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from or is directly or indirectly renewable or extendible at its option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including in each instance current maturities of long-term debt (and the current portion of long-term debt in the last year of its term), revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation,

(i) Indebtedness arising under or in connection with any interest rate swap agreement or arrangements, (ii) the Obligations, and (iii) Subordinated Indebtedness.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States as in effect from time to time, consistently applied.

          "Interest Coverage Ratio" shall mean, with respect to any fiscal
           -----------------------
period of the Company, the ratio of (a) the sum of (i) EBITDA for such period,

minus (ii) Capital Expenditures during such period, to (b) Interest Expense for
-----
such period.

          "Interest Expense" shall mean, with respect to any fiscal period of
           ----------------
the Company, the Company's consolidated interest expense paid in cash for such period, including the interest component of any Capital Lease Obligation, but excluding the Life Companies Prepayment Premium to the extent otherwise included in Interest Expense.

          "Leverage Ratio" shall mean, with respect to any fiscal period of the
           --------------
Company, the ratio of (a) Funded Debt as of the last day of such period to (b) EBITDA for such period.

          "Net Income" shall mean, with respect to any fiscal period of the
           ----------
Company, the Company's consolidated net income (or loss) from continuing operations for such period.

          "Rolling Four-Quarter Period" shall mean, as of the end of any Fiscal
           ---------------------------
Quarter of the Company, the immediately preceding four Fiscal Quarters (except as set forth in paragraph 2(a) above), including the Fiscal Quarter then ending.

          "Tangible Net Worth" shall mean, as of any date, (a) the Company's
           ------------------
consolidated shareholders' equity, minus (b) the Company's consolidated
                                   -----
intangible assets, including, without limitation, the following:

                (i) any surplus resulting from the write-up of assets subsequent to the Audit Date;

               (ii) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;

              (iii)     patents, trademarks, copyrights, etc.; and

               (iv) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

          "Tax Expense" shall mean, with respect to any fiscal period of the
           -----------
Company, the Company's consolidated provision for income taxes for such period.

     4.   Rules of Construction.  Any accounting term used in this Annex C or
          ---------------------                                    -------
elsewhere in this Agreement shall have, unless otherwise specifically provided, the meaning customarily given such term in accordance with GAAP, and all financial computations shall be computed, unless otherwise specifically provided, on a consolidated basis in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in this Annex C or elsewhere in this Agreement, then the
                                -------
Company and the Holders agree to enter into negotiations in order to amend such provisions of this Agreement, subject to the approval of the Required Holders, so as equitably to reflect such Accounting Changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after giving effect to such Accounting Changes as if such Accounting Changes had not been made. "Accounting Changes" means (i) changes in accounting principles
                ------------------
required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. and (ii) changes in accounting principles concurred in by the Company's independent public accountants. In the event that the Company and the Required Holders shall have agreed upon any such required amendment, then, after such amendment has been evidenced in writing and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this Annex C or
                                                                      -------
elsewhere in this Agreement shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If the Company and the Required Holders cannot agree upon any required amendment within thirty (30) days following the date of implementation of any Accounting Change, then all financial statements delivered in accordance with Annex B to this Agreement and all calculations of financial
                   -------
covenants and other standards and terms in accordance with this Annex C shall be
                                                                -------
prepared, delivered and made without regard to the underlying Accounting Change.

                                              Schedule 5.03 to Subordinated
                                              Note Purchase Agreement
                                              -----------------------


                              FINANCIAL STATEMENTS
                              --------------------


     1.   Historical Financial Statements.  Copies of the consolidated balance
          -------------------------------
sheet of the Company and its Subsidiaries as of June 30, 1997 and the related consolidated statements of operations, shareholders' equity and cash flows for the Fiscal Year then ended, accompanied by the audit report thereon of Ernst & Young LLP have been furnished by the Company to each Purchaser prior to the date of this Agreement. Such consolidated financial statements have been prepared in conformity with GAAP and present fairly in all material respects the consolidated financial position of the Company as at the date thereof, and the consolidated results of operations and cash flows of the Company for the Fiscal Year then ended.

                                              Exhibit A to Subordinated
                                              Note Purchase Agreement
                                              -----------------------


                         [Form of Series A Bridge Note]


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NO TRANSFER, SALE
      ---
OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT, AS AT THAT TIME AMENDED, OR IN CONFORMITY WITH THE LIMITATIONS OF RULE 144 OR 144A UNDER SUCH ACT OR UNLESS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE WITH RESPECT THERETO.

THIS NOTE IS SUBORDINATED PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN, ARTICLE 9 OF THAT CERTAIN SUBORDINATED NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 30, 1997, AMONG RAMSAY HEALTH CARE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND PAUL RAMSAY HOSPITALS PTY. LIMITED, AS AMENDED OR MODIFIED FROM TIME TO TIME (THE "BRIDGE NOTE PURCHASE AGREEMENT").
                                 ------------------------------


                             INCREASING RATE SENIOR
                SUBORDINATED BRIDGE NOTE DUE SEPTEMBER 30, 2005
                                    SERIES A

$___________                                       __________, ____


     FOR VALUE RECEIVED, the undersigned, RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company"), hereby promises to pay to _______________________,
                  -------
a __________ corporation or its registered assigns (the "Holder"), the principal
                                                         ------
amount of _____________ DOLLARS ($____________) on or before September 30, 2005, together with interest at the rates per annum, and on the dates, set forth in the Bridge Note Purchase Agreement. All payments of principal, interest and other amounts with respect to this Note shall be payable in lawful currency of the United States of America and in immediately available funds in accordance with Section 2.05 of the Bridge Note Purchase Agreement.

     This Note is one of the Series A Bridge Notes referred to in the Bridge Note Purchase Agreement. Capitalized terms used in this Note are defined in the Bridge Note Purchase Agreement, unless otherwise expressly stated herein. This
Note is entitled to the benefits of the Bridge Note Purchase Agreement and is subject to all of the agreements, terms and conditions contained therein,


                                   Exh. A-2
including, without limitation, the terms of Section 2.04 thereof relating to certain mandatory prepayments, all of which are incorporated herein by this reference. This Note may not be prepaid, in whole or in part, except in accordance with the terms and conditions set forth in the Bridge Note Purchase Agreement.

     As provided in Section 2.01(b) of the Bridge Note Purchase Agreement, (a) upon the occurrence of an Event of Default under Section 8.01(g), (h) or (i) of the Bridge Note Purchase Agreement, this Note, and all amounts payable hereunder in accordance with the terms of the Bridge Note Purchase Agreement, shall immediately become due and payable, without notice of any kind, and (b) upon the occurrence of any other Event of Default under the Bridge Note Purchase Agreement, this Note, and all amounts payable hereunder in accordance with the terms of the Bridge Note Purchase Agreement, shall, at the option of the holder, immediately become due and payable, without notice of any kind except as specifically provided in the Bridge Note Purchase Agreement.

     This Note is a registered Note and, as provided in the Bridge Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. Reference is hereby made to Section 1.04 of the Bridge Note Purchase Agreement for a description of certain restrictions on the transfer of or sale of a participation interest in this Note.

     THIS NOTE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

     The Company expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer as of the day and year first above written.

                                    RAMSAY HEALTH CARE, INC.



                                    By:________________________________
                                       Name:
                                       Title:


                                   Exh. A-3

                                         Exhibit B to Subordinated
                                         Note Purchase Agreement
                                         -----------------------


                         [Form of Series B Bridge Note]


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NO TRANSFER, SALE
      ---
OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT, AS AT THAT TIME AMENDED, OR IN CONFORMITY WITH THE LIMITATIONS OF RULE 144 OR 144A UNDER SUCH ACT OR UNLESS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE WITH RESPECT THERETO.

THIS NOTE IS SUBORDINATED PURSUANT TO, AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN, ARTICLE 9 OF THAT CERTAIN SUBORDINATED NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 30, 1997, AMONG RAMSAY HEALTH CARE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND PAUL RAMSAY HOSPITALS PTY. LIMITED, AS AMENDED OR MODIFIED FROM TIME TO TIME (THE "BRIDGE NOTE PURCHASE AGREEMENT").
                                 ------------------------------


                             INCREASING RATE SENIOR
                SUBORDINATED BRIDGE NOTE DUE SEPTEMBER 30, 2005
                                    SERIES B


$___________                                       __________, ____


  FOR VALUE RECEIVED, the undersigned, RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company"), hereby promises to pay to _______________________,
                  -------
a __________ corporation or its registered assigns (the "Holder"), the principal
                                                         ------
amount of _____________ DOLLARS ($____________) on or before September 30, 2005, together with interest at the rates per annum and on the dates set forth in the Bridge Note Purchase Agreement. All payments of principal, interest and other amounts with respect to this Note shall be payable in lawful currency of the United States of America and in immediately available funds in accordance with
Section 2.05 of the Bridge Note Purchase Agreement.

  This Note is one of the Series B Bridge Notes referred to in the Bridge Note Purchase Agreement. Capitalized terms used in this Note are defined in the Bridge Note Purchase Agreement, unless otherwise expressly stated herein. This
Note is entitled to the benefits of the Bridge Note


                                   Exh. B-1

Purchase Agreement and is subject to all of the agreements, terms and conditions contained therein, including, without limitation, the terms of Section 2.04 thereof relating to certain mandatory prepayments, all of which are incorporated herein by this reference. This Note may not be prepaid, in whole or in part, except in accordance with the terms and conditions set forth in the Bridge Note Purchase Agreement.

  As provided in Section 2.01(b) of the Bridge Note Purchase Agreement, (a) upon the occurrence of an Event of Default under Section 8.01(g), (h) or (i) of the Bridge Note Purchase Agreement, this Note, and all amounts payable hereunder in accordance with the terms of the Bridge Note Purchase Agreement, shall immediately become due and payable, without notice of any kind, and (b) upon the occurrence of any other Event of Default under the Bridge Note Purchase Agreement, this Note, and all amounts payable hereunder in accordance with the terms of the Bridge Note Purchase Agreement, shall, at the option of the holder, immediately become due and payable, without notice of any kind except as specifically provided in the Bridge Note Purchase Agreement.

  This Note is a registered Note and, as provided in the Bridge Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. Reference is hereby made to Section 1.04 of the Bridge Note Purchase Agreement for a description of certain restrictions on the transfer of or sale of a participation interest in this Note.

  THIS NOTE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

  The Company expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration or notice of any other kind.

  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer as of the day and year first above written.

                               RAMSAY HEALTH CARE, INC.



                               By:________________________________
                                     Name:
                                     Title:


                                   Exh. B-2